--------------------------------------------------------------------------------
[BEAR STEARNS LOGO OMITTED]    March 2, 2005      [MORGAN STANLEY  LOGO OMITTED]
--------------------------------------------------------------------------------

                                 CMBS NEW ISSUE
                              COLLATERAL TERM SHEET

                   ------------------------------------------

                                 $1,043,034,000
                                  (APPROXIMATE)

                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR7

                   ------------------------------------------

                    PRUDENTIAL MORTGAGE CAPITAL FUNDING, LLC
                     BEAR STEARNS COMMERCIAL MORTGAGE, INC.
                     WELLS FARGO BANK, NATIONAL ASSOCIATION
                        NATIONWIDE LIFE INSURANCE COMPANY
                            AS MORTGAGE LOAN SELLERS

                   ------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                 INITIAL
               CERTIFICATE     APPROXIMATE                                           WEIGHTED
               BALANCE OR        INITIAL                                              AVERAGE     PRINCIPAL    ASSUMED FINAL
                NOTIONAL       PASS-THROUGH        RATINGS         SUBORDINATION       LIFE       WINDOW        DISTRIBUTION
   CLASS      AMOUNT(1) (3)        RATE        (MOODY'S/FITCH)        LEVELS         (YRS.)(2)    (MOS.) (2)      DATE(2)
-------------------------------------------------------------------------------------------------------------------------------

    A-1          $78,000,000                      Aaa / AAA            20.000%          2.86         1-59          2/11/10
-------------------------------------------------------------------------------------------------------------------------------
    A-2         $188,000,000                      Aaa / AAA            20.000%          6.76        81-84          3/11/12
-------------------------------------------------------------------------------------------------------------------------------
   A-AB         $106,000,000                      Aaa / AAA            20.000%          7.36        59-115        10/11/14
-------------------------------------------------------------------------------------------------------------------------------
    A-3         $527,652,000                      Aaa / AAA            20.000%          9.76       115-119         2/11/15
-------------------------------------------------------------------------------------------------------------------------------
    X-2       $1,092,297,000                      Aaa / AAA             N/A              --           --           3/11/13
-------------------------------------------------------------------------------------------------------------------------------
    A-J          $85,748,000                      Aaa / AAA            12.375%          9.88       119-119         2/11/15
-------------------------------------------------------------------------------------------------------------------------------
     B           $33,737,000                       Aa2 / AA             9.375%          9.93       119-120         3/11/15
-------------------------------------------------------------------------------------------------------------------------------
     C            $8,434,000                      Aa3 / AA-             8.625%          9.96       120-120         3/11/15
-------------------------------------------------------------------------------------------------------------------------------
     D           $15,463,000                        A2 / A              7.250%          9.96       120-120         3/11/15
-------------------------------------------------------------------------------------------------------------------------------

(1)  Subject to a permitted variance of plus or minus 5%.

(2)  Based on the structuring assumptions, assuming 0% CPR, described in the
     Prospectus Supplement.

(3)  Notional amount for the X-2 class.

BEAR, STEARNS & CO. INC.                                          MORGAN STANLEY
Co-Lead and Joint Bookrunning Manager      Co-Lead and Joint Bookrunning Manager

                               MERRILL LYNCH & CO.
                                   CO-MANAGER

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, and Merrill Lynch, Pierce, Fenner &
Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the
Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the
Statement from your sales representative.

                                        1

                          $1,043,034,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR7

TRANSACTION FEATURES

o    Sellers:

      ----------------------------------------------- --------- ------------------- -----------
                                                      NO. OF       CUT-OFF DATE
                         SELLERS                       LOANS       BALANCE ($)       % OF POOL
      ----------------------------------------------- --------- ------------------- -----------

      Prudential Mortgage Capital Funding, LLC            38         389,456,300        34.6
      Bear Stearns Commercial Mortgage, Inc.              18         335,664,473        29.8
      Wells Fargo Bank, National Association              63         328,336,027        29.2
      Nationwide Life Insurance Company                    5          71,108,852         6.3
      ----------------------------------------------- --------- ------------------- -----------
      TOTAL:                                             124       1,124,565,652       100.0
      ----------------------------------------------- --------- ------------------- -----------

o    Loan Pool:

     o    Average Cut-off Date Balance: $9,069,078

     o    Largest Mortgage Loan by Cut-off Date Balance: $94,668,822

     o    Five largest and ten largest loans: 27.1% and 39.6% of pool, respectively

o    Credit Statistics:

     o    Weighted average underwritten debt service coverage ratio of 1.62x

     o    Weighted average cut-off date loan-to-value ratio of 70.1%; weighted average balloon loan-to-value ratio of 58.9%

o    Property Types:

                              [PIE CHART OMITTED]

                   Mixed Use                         0.8%
                   Manufactured Housing Community    2.1%
                   Self Storage                      2.7%
                   Hospitality                       2.8%
                   Industrial                        8.0%
                   Multifamily                      11.7%
                   Office                           23.4%
                   Retail                           48.5%

o    Call Protection:

     o    78.7% of the pool (96 loans) has a lockout period ranging from 24 to
          36 payments from origination, then defeasance provisions.

     o    14.4% of the pool (11 loans) has a lockout period of 9 to 47 payments from origination, then the greater of a prepayment premium or yield maintenance.

     o    6.9% of the pool (17 loans) has a lockout period of 24 to 35 payments from origination, then either yield maintenance or defeasance.

o    Bond Information: Cash flows are expected to be modeled by TREPP, CONQUEST and INTEX and are expected to be available on BLOOMBERG.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, and Merrill Lynch, Pierce, Fenner &
Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the
Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the
Statement from your sales representative.

                                        2

                          $1,043,034,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR7

OFFERED CERTIFICATES

-----------------------------------------------------------------------------------------------------------------------------------
               INITIAL
             CERTIFICATE                                               WEIGHTED                                     APPROXIMATE
             BALANCE OR                                                 AVERAGE      PRINCIPAL    ASSUMED FINAL       INITIAL
              NOTIONAL       SUBORDINATION           RATINGS             LIFE          WINDOW      DISTRIBUTION    PASS-THROUGH
  CLASS     AMOUNT(1)(6)        LEVELS           (MOODY'S/FITCH)        (YRS.)(2)     (MOS.)(2)       DATE(2)          RATE(3)
-----------------------------------------------------------------------------------------------------------------------------------

A-1           $78,000,000       20.000%             Aaa / AAA              2.86            1-59       2/11/10
-----------------------------------------------------------------------------------------------------------------------------------
A-2          $188,000,000       20.000%             Aaa / AAA              6.76           81-84       3/11/12
-----------------------------------------------------------------------------------------------------------------------------------
A-AB         $106,000,000       20.000%             Aaa / AAA              7.36          59-115      10/11/14
-----------------------------------------------------------------------------------------------------------------------------------
A-3          $527,652,000       20.000%             Aaa / AAA              9.76         115-119       2/11/15
-----------------------------------------------------------------------------------------------------------------------------------
X-2        $1,092,297,000           N/A             Aaa / AAA              ---             ---        3/11/13
-----------------------------------------------------------------------------------------------------------------------------------
A-J           $85,748,000       12.375%             Aaa / AAA              9.88         119-119       2/11/15
-----------------------------------------------------------------------------------------------------------------------------------
B             $33,737,000        9.375%             Aa2 / AA               9.93         119-120       3/11/15
-----------------------------------------------------------------------------------------------------------------------------------
C              $8,434,000        8.625%             Aa3 / AA-              9.96         120-120       3/11/15
-----------------------------------------------------------------------------------------------------------------------------------
D             $15,463,000        7.250%              A2 / A                9.96         120-120       3/11/15
-----------------------------------------------------------------------------------------------------------------------------------

PRIVATE CERTIFICATES (4)

-----------------------------------------------------------------------------------------------------------------------------------
               INITIAL
             CERTIFICATE                                                  WEIGHTED                                  APPROXIMATE
             BALANCE OR                                                    AVERAGE     PRINCIPAL    ASSUMED FINAL     INITIAL
              NOTIONAL       SUBORDINATION            RATINGS               LIFE         WINDOW     DISTRIBUTION    PASS-THROUGH
  CLASS     AMOUNT(1) (5)       LEVELS            (MOODY'S/FITCH)         (YRS.)(2)    (MOS.) (2)      DATE(2)        RATE(3)
-----------------------------------------------------------------------------------------------------------------------------------

X-1        $1,124,565,652           N/A              Aaa / AAA               ---          ---          2/11/25
-----------------------------------------------------------------------------------------------------------------------------------
E             $11,246,000        6.250%               A3 / A-               9.96        120-120        3/11/15
-----------------------------------------------------------------------------------------------------------------------------------
F             $11,245,000        5.250%             Baa1 / BBB+             9.96        120-120        3/11/15
-----------------------------------------------------------------------------------------------------------------------------------
G              $9,840,000        4.375%              Baa2 / BBB             9.96        120-120        3/11/15
-----------------------------------------------------------------------------------------------------------------------------------
H             $12,652,000        3.250%             Baa3 / BBB-             9.96        120-120        3/11/15
-----------------------------------------------------------------------------------------------------------------------------------
J              $4,217,000        2.875%              Ba1 / BB+              9.96        120-120        3/11/15
-----------------------------------------------------------------------------------------------------------------------------------
K              $4,217,000        2.500%               Ba2 / BB             10.18        120-130        1/11/16
-----------------------------------------------------------------------------------------------------------------------------------
L              $5,623,000        2.000%              Ba3 / BB-             10.83        130-135        6/11/16
-----------------------------------------------------------------------------------------------------------------------------------
M              $4,217,000        1.625%               B1 / B+              12.12        135-156        3/11/18
-----------------------------------------------------------------------------------------------------------------------------------
N              $1,406,000        1.500%                B2 / B              13.27        156-163       10/11/18
-----------------------------------------------------------------------------------------------------------------------------------
P              $2,811,000        1.250%               B3 / B-              14.08        163-176       11/11/19
-----------------------------------------------------------------------------------------------------------------------------------
Q             $14,057,652        0.000%               NR / NR              15.13        176-239        2/11/25
-----------------------------------------------------------------------------------------------------------------------------------

Notes:    (1)  Subject to a permitted variance of plus or minus 5%.

          (2)  Based on the structuring assumptions, assuming 0% CPR, described in the Prospectus Supplement.

          (3)  The Class A-1, A-2, A-AB, A-3, A-J, B, C, D, E, F, G, H, J, K, L,
               M, N, P and Q Certificates will each accrue interest at one of the following: (i) a fixed rate, (ii) a fixed rate subject to a cap equal to the weighted average net mortgage rate, (iii) a rate equal to the weighted average net mortgage rate or (iv) a rate equal to the weighted average net mortgage rate less a specified percentage. The Class X-1 and X-2 Certificates will accrue interest at a variable rate.

          (4)  To be offered privately pursuant to Rule 144A.

          (5)  The Class X-1 Notional Amount is equal to the sum of all
               Certificate Balances outstanding from time to time.

          (6)  The Class X-2 Notional Amount is as described herein.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, and Merrill Lynch, Pierce, Fenner &
Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the
Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the
Statement from your sales representative.

                                        3

                          $1,043,034,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR7

I.  ISSUE CHARACTERISTICS
    ---------------------

Issue Type:                       Public: Classes A-1, A-2, A-AB, A-3, X-2, A-J,
                                  B, C, and D (the "Offered Certificates").
                                  Private (Rule 144A): Classes X-1, E, F, G, H,
                                  J, K, L, M, N, P and Q.

Securities Offered:               $1,043,034,000 monthly pay, multi-class,
                                  commercial mortgage REMIC Pass-Through
                                  Certificates, including eight principal and
                                  interest classes (Classes A-1, A-2, A-AB, A-3,
                                  A-J, B, C and D) and one interest only class
                                  (Class X-2).

Mortgage Loan Sellers:            Prudential Mortgage Capital Funding, LLC
                                  ("PMCF"); Bear Stearns Commercial Mortgage,
                                  Inc. ("BSCMI"); Wells Fargo Bank, National
                                  Association ("WFB"); and Nationwide Life
                                  Insurance Company ("NLIC");

Co-lead Bookrunning Managers:     Bear, Stearns & Co. Inc. and Morgan Stanley &
                                  Co. Incorporated

Co-Manager:                       Merrill Lynch, Pierce, Fenner & Smith
                                  Incorporated

Master Servicers: (1)             Prudential Asset Resources, Inc. (with respect
                                  to the mortgage loans sold by PMCF) Wells
                                  Fargo Bank, National Association (with respect
                                  to the mortgage loans sold by BSCMI, WFB and
                                  NLIC)

Special Servicer: (1)             ARCap Servicing, Inc.

Certificate Administrator:        Wells Fargo Bank, National Association

Trustee:                          LaSalle Bank National Association

Fiscal Agent:                     ABN AMRO Bank N.V.

Cut-Off Date:                     March 1, 2005 (2)

Expected Closing Date:            On or about March 24, 2005.

Distribution Dates:               The 11th of each month, commencing in April
                                  2005 (or if the 11th is not a business day,
                                  the next succeeding business day).

Minimum Denominations:            $25,000 for the Class A-1, A-2, A-AB, A-3, and
                                  A-J, $100,000 for the Class B, C, and D and
                                  notional amounts of $250,000 for the Class
                                  X-2, with investments in excess of the minimum
                                  denominations made in multiples of $1.

Delivery:                         DTC, Euroclear and Clearstream.

ERISA/SMMEA Status:               Classes A-1, A-2, A-AB, A-3, X-2, A-J, B, C,
                                  and D are expected to be ERISA eligible. No
                                  Class of Certificates is SMMEA eligible.

Rating Agencies:                  The Offered Certificates will be rated by
                                  Moody's Investors Service, Inc. and Fitch,
                                  Inc.

Risk Factors:                     THE CERTIFICATES INVOLVE CERTAIN RISKS AND MAY
                                  NOT BE SUITABLE FOR ALL INVESTORS. SEE THE
                                  "RISK FACTORS" SECTION OF THE PROSPECTUS
                                  SUPPLEMENT AND THE "RISK FACTORS" SECTION OF
                                  THE PROSPECTUS.

(1)  The 11 Penn Plaza, Miller/WRI Portfolio - Thorncreek Crossing and
     Miller/WRI Portfolio - Lowry Town Center loans are each principally serviced and administered under a separate pooling and servicing agreement relating to the BSCMSI 2004-PWR6, BSCMSI 2003-PWR2 and BSCMSI 2003-PWR2
     trusts, respectively. See "Summary of Split Loan Structures" below.

(2)  The cut-off date with respect to each Mortgage Loan is the due date for the monthly debt service payment that is due in March 2005 (or, in the case of any mortgage loan that has its first due date in April 2005, the date that would have been its due date in March 2005 under the terms of such mortgage loan if a monthly payment were scheduled to be due in such month).

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, and Merrill Lynch, Pierce, Fenner &
Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the
Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the
Statement from your sales representative.

                                        4

                          $1,043,034,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR7

II. STRUCTURE CHARACTERISTICS
    --------------------------

The Class A-1, A-2, A-AB, A-3, A-J, B, C, D, E, F, G, H, J, K, L, M, N, P and Q
Certificates will each accrue interest at one of the following: (i) a fixed rate, (ii) a fixed rate subject to a cap equal to the weighted average net mortgage rate, (iii) a rate equal to the weighted average net mortgage rate or
(iv) a rate equal to the weighted average net mortgage rate less a specified percentage. The Class X-1 and X-2 Certificates will accrue interest at a variable rate. All Classes of Certificates derive their cash flows from the entire pool of mortgage loans.

IO STRUCTURE:
-------------

                               [BAR CHART OMITTED]

                      Class A-1      Aaa/AAA          $78.0MM
                      Class A-2      Aaa/AAA         $188.0MM
                      Class A-AB     Aaa/AAA         $106.0MM
                      Class A-3      Aaa/AAA         $527.7MM
                      Class A-J      Aaa/AAA          $85.7MM
                      Class B        Aa2/AA           $33.7MM
                      Class C        Aa3/AA-           $8.4MM
                      Class D        A2/A             $15.5MM
                      Class E        A3/A-            $11.2MM
                      Class F        Baa1/BBB+        $11.2MM
                      Class G        Baa2/BBB          $9.8MM
                      Class H        Baa3/BBB-        $12.7MM
                      Class J        Ba1/BB+           $4.2MM
                      Class K        Ba2/BB            $4.2MM
                      Class L        Ba3/BB-           $5.6MM
                      Classes M-Q    B1/B+ to NR      $22.5MM

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, and Merrill Lynch, Pierce, Fenner &
Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the
Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the
Statement from your sales representative.

                                        5

                          $1,043,034,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR7

                      CLASS X-1 AND X-2 NOTIONAL BALANCES:

The Notional Amount of the Class X-1 Certificates will be equal to the aggregate of the Certificate Balances of the classes of Principal Balance Certificates outstanding from time to time. The Notional Amount of the Class X-2 Certificates will equal:

o    during the period from the Closing Date through and including the
     Distribution Date occurring in March 2006, the sum of (a) the lesser of
     $68,223,000 and the Certificate Balance of the Class A-1 Certificates
     outstanding from time to time and (b) the aggregate of the Certificate
     Balances of the Class A-2 Class A-3, Class A-AB, Class A-J, Class B, Class
     C, Class D, Class E, Class F, Class G, Class H, Class J, Class K, and Class
     L Certificates outstanding from time to time;

o    during the period following the Distribution Date occurring in March 2006 through and including the Distribution Date occurring in March 2007, the sum of (a) the lesser of $16,950,000 and the Certificate Balance of the
     Class A-1 Certificates outstanding from time to time and (b) the aggregate of the Certificate Balances of the Class A-2, Class A-3, Class A-AB, Class
     A-J, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class
     J, Class K, and Class L Certificates outstanding from time to time;

o    during the period following the Distribution Date occurring in March 2007 through and including the Distribution Date occurring in March 2008, the sum of (a) the lesser of $150,785,000 and the Certificate Balance of the
     Class A-2 Certificates outstanding from time to time and (b) the aggregate of the Certificate Balances of the Class A-3, Class A-AB, Class A-J, Class
     B, Class C, Class D, Class E, Class F, and Class G Certificates outstanding from time to time, and (c) the lesser of $5,570,000 and the Certificate
     Balance of the Class H Certificates outstanding from time to time;

o    during the period following the Distribution Date occurring in March 2008 through and including the Distribution Date occurring in March 2009, the sum of (a) the lesser of $98,300,000 and the Certificate Balance of the
     Class A-2 Certificates outstanding from time to time, (b) the aggregate of the Certificate Balances of the Class A-3, Class A-AB, Class A-J, Class B,
     Class C, Class D, and Class E Certificates outstanding from time to time and (c) the lesser of $6,219,000 and the Certificate Balance of the Class F
     Certificates outstanding from time to time;

o    during the period following the Distribution Date occurring in March 2009 through and including the Distribution Date occurring in March 2010, the sum of (a) the lesser of $46,130,000 and the Certificate Balance of the
     Class A-2 Certificates outstanding from time to time, (b) the lesser of
     $104,230,000 and the Certificate Balance of the Class A-AB Certificates
     outstanding from time to time (c) the aggregate of the Certificate Balances of the Class A-3, Class A-J, Class B, and Class C Certificates outstanding from time to time and (d) the lesser of $14,008,000 and the Certificate
     Balance of the Class D Certificates outstanding from time to time;

o    during the period following the Distribution Date occurring in March 2010 through and including the Distribution Date occurring in March 2011, the sum of (a) the lesser of $19,592,000 and the Certificate Balance of the
     Class A-2 Certificates outstanding from time to time, (b) the lesser of
     $84,141,000 and the Certificate Balance of the Class A-AB Certificates
     outstanding from time to time, (c) the aggregate of the Certificate
     Balances of the Class A-3, Class A-J, and Class B Certificates outstanding from time to time, and (d) the lesser of $5,054,000 and the Certificate
     Balance of the Class C Certificates outstanding from time to time;

o    during the period following the Distribution Date occurring in March 2011 through and including the Distribution Date occurring in March 2012, the sum of (a) the lesser of $457,389,000 and the Certificate Balance of the
     Class A-3 Certificates outstanding from time to time, (b) the Certificate
     Balance of the Class A-J Certificates outstanding from time to time and (c)
     the lesser of $23,102,000 and the Certificate Balance of the Class B
     Certificates outstanding from time to time;

o    during the period following the Distribution Date occurring in March 2012 through and including the Distribution Date occurring in March 2013, the sum of (a) the lesser of $423,489,000 and the Certificate Balance of the
     Class A-3 Certificates outstanding from time to time, (b) the Certificate
     Balance of the Class A-J Certificates outstanding from time to time and (c)
     the lesser of $11,058,000 and the Certificate Balance of the Class B
     Certificates outstanding from time to time; and

o    following the Distribution Date occurring in March 2013, $0.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, and Merrill Lynch, Pierce, Fenner &
Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the
Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the
Statement from your sales representative.

                                        6

                          $1,043,034,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR7

III. COLLATERAL CHARACTERISTICS
     ---------------------------

CUT-OFF DATE BALANCE ($)
--------------------------------------------------------------------------------
                                     NO. OF           AGGREGATE
                                   MORTGAGE        CUT-OFF DATE       % OF
                                      LOANS         BALANCE ($)       POOL
--------------------------------------------------------------------------------
544,698 - 2,000,000                     16           24,966,090        2.2
2,000,001 - 3,000,000                   20           50,094,257        4.5
3,000,001 - 5,000,000                   26          101,920,880        9.1
5,000,001 - 7,000,000                   21          121,685,937       10.8
7,000,001 - 9,000,000                    7           58,353,032        5.2
9,000,001 - 11,000,000                   9           90,883,280        8.1
11,000,001 - 13,000,000                  6           72,816,941        6.5
13,000,001 - 15,000,000                  2           27,400,000        2.4
15,000,001 - 17,000,000                  2           33,477,360        3.0
17,000,001 - 19,000,000                  3           54,456,581        4.8
21,000,001 - 31,000,000                  6          146,933,344       13.1
31,000,001 - 41,000,000                  1           36,909,127        3.3
41,000,001 - 61,000,000                  3          146,000,000       13.0
61,000,001 - 94,668,822                  2          158,668,822       14.1
--------------------------------------------------------------------------------
TOTAL:                                 124        1,124,565,652      100.0
--------------------------------------------------------------------------------
Min: 544,698                     Max: 94,668,822        Average: 9,069,078
--------------------------------------------------------------------------------

STATE
--------------------------------------------------------------------------------
                                       NO. OF          AGGREGATE
                                    MORTGAGED       CUT-OFF DATE      % OF
                                   PROPERTIES        BALANCE ($)      POOL
--------------------------------------------------------------------------------
California                              28          207,831,474       18.5
     Southern California                18          175,801,073       15.6
     Northern California                10           32,030,401        2.8
New York                                 8          155,801,428       13.9
Pennsylvania                            29          103,638,220        9.2
Texas                                   11           92,439,053        8.2
Nevada                                   3           71,269,429        6.3
New Jersey                               4           68,350,000        6.1
Massachusetts                            1           64,000,000        5.7
Florida                                  5           45,557,713        4.1
Illinois                                 2           44,333,344        3.9
Alabama                                  1           36,909,127        3.3
Other                                   61          234,435,863       20.8
--------------------------------------------------------------------------------
 TOTAL:                                153        1,124,565,652      100.0
--------------------------------------------------------------------------------

PROPERTY TYPE
--------------------------------------------------------------------------------
                                       NO. OF          AGGREGATE
                                    MORTGAGED       CUT-OFF DATE      % OF
                                   PROPERTIES        BALANCE ($)      POOL
--------------------------------------------------------------------------------
Retail                                  65          545,547,194       48.5
Office                                  18          263,120,823       23.4
Multifamily                             36          131,181,151       11.7
Industrial                              16           90,030,991        8.0
Hospitality                              3           31,251,339        2.8
Self Storage                             7           29,967,882        2.7
Manufactured Housing Community           5           23,999,558        2.1
Mixed Use                                3            9,466,713        0.8
--------------------------------------------------------------------------------
TOTAL:                                 153        1,124,565,652      100.0
--------------------------------------------------------------------------------

MORTGAGE RATE (%)
--------------------------------------------------------------------------------
                                     NO. OF           AGGREGATE
                                   MORTGAGE        CUT-OFF DATE       % OF
                                      LOANS         BALANCE ($)       POOL
--------------------------------------------------------------------------------
4.9200% - 5.2500%                       26          479,128,355       42.6
5.2501% - 5.5000%                       41          370,696,700       33.0
5.5001% - 5.7500%                       37          184,943,185       16.4
5.7501% - 6.0000%                       10           48,408,635        4.3
6.0001% - 6.2500%                        8           39,870,736        3.5
6.2501% - 6.5000%                        1              973,343        0.1
6.5001% - 6.8900%                        1              544,698        0.0
--------------------------------------------------------------------------------
TOTAL:                                 124        1,124,565,652      100.0
--------------------------------------------------------------------------------
 Min: 4.9200                     Max: 6.8900               Wtd Avg: 5.3890
--------------------------------------------------------------------------------

ORIGINAL TERM TO STATED MATURITY OR ARD (MOS)
--------------------------------------------------------------------------------
                                     NO. OF           AGGREGATE
                                   MORTGAGE        CUT-OFF DATE       % OF
                                      LOANS         BALANCE ($)       POOL
--------------------------------------------------------------------------------
60                                       1            5,891,577        0.5
61 - 84                                  7          207,609,365       18.5
85 - 120                               108          864,067,684       76.8
121 - 240                                8           46,997,027        4.2
--------------------------------------------------------------------------------
TOTAL:                                 124        1,124,565,652      100.0
--------------------------------------------------------------------------------
 Min: 60                          Max: 240                    Wtd Avg: 115
--------------------------------------------------------------------------------

REMAINING TERM TO STATED MATURITY OR ARD (MOS)
--------------------------------------------------------------------------------
                                     NO. OF           AGGREGATE
                                   MORTGAGE        CUT-OFF DATE       % OF
                                      LOANS         BALANCE ($)       POOL
--------------------------------------------------------------------------------
59 - 60                                  1            5,891,577        0.5
61 - 84                                  7          207,609,365       18.5
85 - 120                               108          864,067,684       76.8
121 - 239                                8           46,997,027        4.2
--------------------------------------------------------------------------------
 TOTAL:                                124        1,124,565,652      100.0
--------------------------------------------------------------------------------
 Min: 59                          Max: 239                    Wtd Avg: 113
--------------------------------------------------------------------------------

CUT-OFF DATE LOAN-TO-VALUE RATIO (%)
--------------------------------------------------------------------------------
                                     NO. OF           AGGREGATE
                                   MORTGAGE        CUT-OFF DATE       % OF
                                      LOANS         BALANCE ($)       POOL
--------------------------------------------------------------------------------
33.8 - 40.0                              2            1,741,794        0.2
40.1 - 45.0                              5           36,585,751        3.3
45.1 - 50.0                              4           12,149,388        1.1
50.1 - 55.0                              4           23,897,299        2.1
55.1 - 60.0                             13           93,066,782        8.3
60.1 - 65.0                             17           84,016,368        7.5
65.1 - 70.0                             15          161,086,748       14.3
70.1 - 75.0                             33          333,976,844       29.7
75.1 - 80.5                             31          378,044,677       33.6
--------------------------------------------------------------------------------
TOTAL:                                 124        1,124,565,652      100.0
--------------------------------------------------------------------------------
 Min: 33.8                       Max: 80.5                   Wtd Avg: 70.1
--------------------------------------------------------------------------------

LOAN-TO-VALUE RATIO AT MATURITY OR ARD (%)
--------------------------------------------------------------------------------
                                     NO. OF           AGGREGATE
                                   MORTGAGE        CUT-OFF DATE       % OF
                                      LOANS         BALANCE ($)       POOL
--------------------------------------------------------------------------------
 0.3 - 25.0                              5           17,819,761        1.6
25.1 - 30.0                              2           14,136,155        1.3
30.1 - 35.0                              3           15,522,905        1.4
35.1 - 40.0                              5           17,292,000        1.5
40.1 - 45.0                              5           42,761,860        3.8
45.1 - 50.0                             16           84,753,226        7.5
50.1 - 55.0                             15           84,181,639        7.5
55.1 - 60.0                             25          229,908,951       20.4
60.1 - 65.0                             22          248,413,273       22.1
65.1 - 70.0                             22          249,190,882       22.2
70.1 - 73.8                              4          120,585,000       10.7
--------------------------------------------------------------------------------
TOTAL:                                 124        1,124,565,652      100.0
--------------------------------------------------------------------------------
 Min: 0.3                        Max: 73.8                   Wtd Avg: 58.9
--------------------------------------------------------------------------------

DEBT SERVICE COVERAGE RATIOS (X)
--------------------------------------------------------------------------------
                                     NO. OF           AGGREGATE
                                   MORTGAGE        CUT-OFF DATE       % OF
                                      LOANS         BALANCE ($)       POOL
--------------------------------------------------------------------------------
1.17 - 1.20                              4           40,265,117        3.6
1.21 - 1.30                              6           48,791,763        4.3
1.31 - 1.40                             19          127,808,956       11.4
1.41 - 1.50                             22          137,730,987       12.2
1.51 - 1.60                             20          337,451,464       30.0
1.61 - 1.70                             19          151,469,321       13.5
1.71 - 1.80                             11           52,056,500        4.6
1.81 - 1.90                              7           84,966,902        7.6
1.91 - 2.00                              6           81,136,693        7.2
2.01 - 2.10                              2            8,736,591        0.8
2.11 - 2.20                              4           21,060,040        1.9
2.21 - 2.30                              1            2,494,221        0.2
2.31 - 3.31                              3           30,597,096        2.7
--------------------------------------------------------------------------------
TOTAL:                                 124        1,124,565,652      100.0
--------------------------------------------------------------------------------
 Min: 1.17                       Max: 3.31                   Wtd Avg: 1.62
--------------------------------------------------------------------------------

All numerical information concerning the mortgage loans is approximate. All weighted average information regarding the mortgage loans reflects the weighting of the mortgage loans based on their outstanding principal balances as of the Cut-off Date. State and Property Type tables reflect allocated loan amounts in the case of mortgage loans secured by multiple properties. Original and Remaining Term to Stated Maturity tables are based on the anticipated repayment dates for mortgage loans with anticipated repayment dates. The sum of numbers and percentages in columns may not match the "Total" due to rounding.
The loan-to-value ratios and debt service coverage ratios with respect to each mortgage loan that has one or more related non-pooled pari passu companion loans are calculated in a manner that reflects the aggregate indebtedness evidenced by that mortgage loan and those related non-pooled pari passu companion loans collectively. The loan-to-value ratios and debt service coverage ratios with respect to each mortgage loan that has one or more related non-pooled subordinate loans are calculated in a manner that reflects only the indebtedness evidenced by that mortgage loan, without regard to the indebtedness evidenced by those non pooled subordinate loans.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, and Merrill Lynch, Pierce, Fenner &
Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the
Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the
Statement from your sales representative.

                                        7

                          $1,043,034,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR7

IV. LARGE LOAN DESCRIPTION
    ----------------------

                                TEN LARGEST LOANS
                                -----------------

-------------------------------------------------------------------------------------------------------

                                                                 PROPERTY     CUT-OFF DATE   % OF
  NO.               PROPERTY NAME            CITY      STATE       TYPE         BALANCE        POOL
-------------------------------------------------------------------------------------------------------

  1.    11 Penn Plaza (1)              New York          NY       Office       $94,668,822      8.4%
-------------------------------------------------------------------------------------------------------
  2.    Campus at Marlborough (2)      Marlborough       MA       Office       $64,000,000      5.7%
-------------------------------------------------------------------------------------------------------
  3.    Shops at Boca Park (3)         Las Vegas         NV       Retail       $58,000,000      5.2%
-------------------------------------------------------------------------------------------------------
  4.    Marquis Apartments (4)(5)      King of Prussia   PA     Multifamily    $45,000,000      4.0%
-------------------------------------------------------------------------------------------------------
  5.    Plaza La Cienega (6)           Los Angeles       CA       Retail       $43,000,000      3.8%
-------------------------------------------------------------------------------------------------------
  6.    Quintard Mall                  Oxford            AL       Retail       $36,909,127      3.3%
-------------------------------------------------------------------------------------------------------
  7.    Garden State Pavilion (7)      Cherry Hill       NJ       Retail       $28,000,000      2.5%
-------------------------------------------------------------------------------------------------------
  8.    Plaza on Richmond              Houston           TX       Retail       $28,000,000      2.5%
-------------------------------------------------------------------------------------------------------
  9.    405 Park Avenue                New York          NY       Office       $25,000,000      2.2%
-------------------------------------------------------------------------------------------------------
 10.    Republic Windows and Doors     Chicago           IL     Industrial     $22,923,042      2.0%
-------------------------------------------------------------------------------------------------------
               TOTAL/WEIGHTED AVERAGE                                         $445,500,991     39.6%
-------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                                                             CUT-OFF    BALLOON/
                                         UNITS/      LOAN PER      U/W        DATE        ARD
  NO.               PROPERTY NAME          SF        UNIT/ SF      DSCR       LTV         LTV
------------------------------------------------------------------------------------------------

  1.    11 Penn Plaza (1)               1,029,554       $212.94   1.56x      66.4%       59.4%
------------------------------------------------------------------------------------------------
  2.    Campus at Marlborough (2)         530,895       $120.55   1.99x      72.2%       60.3%
------------------------------------------------------------------------------------------------
  3.    Shops at Boca Park (3)            277,472       $209.03   1.56x      79.5%       73.7%
------------------------------------------------------------------------------------------------
  4.    Marquis Apartments (4)(5)             641    $78,003.12   1.52x      79.4%       70.8%
------------------------------------------------------------------------------------------------
  5.    Plaza La Cienega (6)              305,961       $140.54   1.64x      72.6%       63.5%
------------------------------------------------------------------------------------------------
  6.    Quintard Mall                     375,486        $98.30   1.58x      73.8%       61.4%
------------------------------------------------------------------------------------------------
  7.    Garden State Pavilion (7)         257,353       $108.80   1.65x      76.1%       66.3%
------------------------------------------------------------------------------------------------
  8.    Plaza on Richmond                 189,635       $147.65   1.42x      70.9%       59.3%
------------------------------------------------------------------------------------------------
  9.    405 Park Avenue                   156,614       $159.63   2.67x      43.1%       43.1%
------------------------------------------------------------------------------------------------
 10.    Republic Windows and Doors        348,411        $65.79   1.50x      73.9%       66.4%
------------------------------------------------------------------------------------------------
               TOTAL/WEIGHTED AVERAGE                             1.68X      71.4%       63.0%
------------------------------------------------------------------------------------------------

(1)  The $94,668,822 loan represents a 43.2% pari passu portion of a
     $219,233,063 first mortgage loan. All Loan per Unit/SF, DSCR and LTV numbers presented in the table are based on the entire first mortgage loan.

(2)  The loan is interest only for the initial 3 months of the loan term and thereafter is scheduled to amortize based upon a 360-month amortization term. The U/W DSCR presented in the table is based on scheduled debt service prior to the commencement of amortization.

(3)  The loan is interest only for the initial 24 months of the loan term and thereafter is scheduled to amortize based upon a 360-month amortization term. The U/W DSCR presented in the table is based on scheduled debt service prior to the commencement of amortization.

(4)  The $45,000,000 loan represents a 90.0% pari passu portion of a $50,000,000 first mortgage loan. All Loan per Unit/SF, DSCR and LTV numbers presented in the table are based on the entire first mortgage loan.

(5)  The loan is interest only for the initial 36 months of the loan term and thereafter is scheduled to amortize based upon a 360-month amortization term. The U/W DSCR presented in the table is based on scheduled debt service prior to the commencement of amortization. There is a $5,000,000 pari passu portion that may become subordinate. See Appendix C in the
     Prospectus Supplement for further details. All Loan per Unit/SF, DSCR and
     LTV numbers presented in the table are based on the entire first mortgage loan.

(6)  The loan is interest only for the initial 36 months of the loan term and thereafter is scheduled to amortize based upon a 336-month amortization term. The U/W DSCR presented in the table is based on scheduled debt service prior to the commencement of amortization. There is a $7,000,000 subordinate portion that may become pari passu. All Loan per Unit/SF, DSCR and LTV numbers presented in the table are based solely on the A-Note portion.

(7)  The loan is interest only for the initial 35 months of the loan term and thereafter is scheduled to amortize based upon a 336-month amortization term. The U/W DSCR presented in the table is based on scheduled debt service prior to the commencement of amortization. There is a $5,000,000 subordinate portion that may become pari passu. All Loan per Unit/SF, DSCR and LTV numbers presented in the table are based solely on the A-Note portion.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, and Merrill Lynch, Pierce, Fenner &
Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the
Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the
Statement from your sales representative.

                                        8

                          $1,043,034,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR7

V. SUMMARY OF INITIAL SPLIT LOAN STRUCTURES
   -----------------------------------------

---------------------------------------------------------------------------------------------------
   PROPERTY NAME       RELATED NOTES IN LOAN     WHETHER NOTE IS HELD        HOLDER OF NOTE
                      GROUP (ORIGINAL BALANCE)   BY SERIES 2005-PWR7
                                                      TRUST FUND

---------------------------------------------------------------------------------------------------

11 Penn Plaza         Senior A Notes (pari passu with each other)
---------------------------------------------------------------------------------------------------
                            $125,000,000                  No              BSCMSI Series 2004 -
                                                                                  PWR6
---------------------------------------------------------------------------------------------------
                            $95,000,000                  Yes              BSCMSI Series 2005 -
                                                                                  PWR7
---------------------------------------------------------------------------------------------------
                      Subordinate B Note
---------------------------------------------------------------------------------------------------
                                None                     N/A                      N/A
---------------------------------------------------------------------------------------------------
Marquis Apartments    Senior A Notes (pari passu with each other)
---------------------------------------------------------------------------------------------------
                            $45,000,000                  Yes              BSCMSI Series 2005 -
                                                                                  PWR7
---------------------------------------------------------------------------------------------------
                           $5,000,000(4)               N/A (5)                  N/A (5)
---------------------------------------------------------------------------------------------------
                      Subordinate B Note
---------------------------------------------------------------------------------------------------
                                None                     N/A                      N/A
---------------------------------------------------------------------------------------------------
Plaza La Cienega      Senior A Notes (pari passu with each other)
---------------------------------------------------------------------------------------------------
                            $43,000,000                  Yes              BSCMSI Series 2005 -
                                                                                  PWR7
---------------------------------------------------------------------------------------------------
                      Subordinate B Note
---------------------------------------------------------------------------------------------------
                           $7,000,000(4)               N/A (5)                  N/A (5)
---------------------------------------------------------------------------------------------------
Garden State          Senior A Notes (pari passu with each other)
Pavilion
---------------------------------------------------------------------------------------------------
                            $28,000,000                  Yes              BSCMSI Series 2005 -
                                                                                  PWR7
---------------------------------------------------------------------------------------------------
                      Subordinate B Note
---------------------------------------------------------------------------------------------------
                           $5,000,000(4)               N/A (5)                  N/A (5)
---------------------------------------------------------------------------------------------------
Miller/WRI            Senior A Notes (pari passu with each other)
Portfolio -
Thorncreek Crossing
---------------------------------------------------------------------------------------------------
                            $19,300,000                   No              BSCMSI Series 2003 -
                                                                                  PWR2
---------------------------------------------------------------------------------------------------
                             $5,800,000                  Yes              BSCMSI Series 2005 -
                                                                                  PWR7
---------------------------------------------------------------------------------------------------
                      Subordinate B Note
---------------------------------------------------------------------------------------------------
                                None                     N/A                      N/A
---------------------------------------------------------------------------------------------------
Miller/WRI            Senior A Notes (pari passu with each other)
Portfolio - Lowry
Town Center
---------------------------------------------------------------------------------------------------
                             $8,000,000                   No              BSCMSI Series 2003 -
                                                                                  PWR2
---------------------------------------------------------------------------------------------------
                             $4,200,000                  Yes              BSCMSI Series 2005 -
                                                                                  PWR7
---------------------------------------------------------------------------------------------------
                      Subordinate B Note
---------------------------------------------------------------------------------------------------
                                None                     N/A                      N/A
---------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
   PROPERTY NAME         WHETHER NOTE IS     CURRENT MASTER SERVICER       CURRENT SPECIAL
                        LEAD SERVICER FOR    FOR SECURITIZED NOTE (2)       SERVICER FOR
                         THE ENTIRE LOAN                                SECURITIZED NOTE (3)
                            GROUP (1)
-----------------------------------------------------------------------------------------------

11 Penn Plaza
-----------------------------------------------------------------------------------------------
                               Yes               Prudential Asset       ARCap Servicing, Inc.
                                                 Resources, Inc.
-----------------------------------------------------------------------------------------------
                                No               Prudential Asset       ARCap Servicing, Inc.
                                                 Resources, Inc.
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                               N/A                     N/A                       N/A
-----------------------------------------------------------------------------------------------
Marquis Apartments
-----------------------------------------------------------------------------------------------
                               Yes               Well Fargo Bank,       ARCap Servicing, Inc.
                                               National Association
-----------------------------------------------------------------------------------------------
                             N/A (5)                 N/A (5)                   N/A (5)
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                               N/A                     N/A                       N/A
-----------------------------------------------------------------------------------------------
Plaza La Cienega
-----------------------------------------------------------------------------------------------
                               Yes               Well Fargo Bank,       ARCap Servicing, Inc.
                                               National Association
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                             N/A (5)                 N/A (5)                   N/A (5)
-----------------------------------------------------------------------------------------------
Garden State
Pavilion
-----------------------------------------------------------------------------------------------
                               Yes               Well Fargo Bank,       ARCap Servicing, Inc.
                                               National Association
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                             N/A (5)                 N/A (5)                   N/A (5)
-----------------------------------------------------------------------------------------------
Miller/WRI
Portfolio -
Thorncreek Crossing
-----------------------------------------------------------------------------------------------
                               Yes               Well Fargo Bank,          GMAC Commercial
                                               National Association     Mortgage Corporation
-----------------------------------------------------------------------------------------------
                                No               Well Fargo Bank,       ARCap Servicing, Inc.
                                               National Association
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                               N/A                     N/A                       N/A
-----------------------------------------------------------------------------------------------
Miller/WRI
Portfolio - Lowry
Town Center
-----------------------------------------------------------------------------------------------
                               Yes               Well Fargo Bank,          GMAC Commercial
                                               National Association     Mortgage Corporation
-----------------------------------------------------------------------------------------------
                                No               Well Fargo Bank,       ARCap Servicing, Inc.
                                               National Association
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                               N/A                     N/A                       N/A
-----------------------------------------------------------------------------------------------

(1)  Indicates whether the pooling and servicing agreement for the trust that holds the relevant note or tranche is also the pooling and servicing agreement under which the entire loan group is principally serviced and administered.

(2)  Indicates the identity of the master servicer for the holder of the relevant note, whether or not the same entity is the master servicer under the pooling and servicing agreement under which the entire loan group is principally serviced and administered.

(3)  Indicates the identity of the special servicer for the holder of the relevant note, whether or not the same entity is the special servicer under the pooling and servicing agreement under which the entire loan group is principally serviced and administered.

(4)  See each respective loan in Appendix C in the Prospectus Supplement for further details.

(5)  Not yet securitized.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, and Merrill Lynch, Pierce, Fenner &
Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the
Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the
Statement from your sales representative.

                                        9

                       MORTGAGE LOAN NO. 1 - 11 PENN PLAZA

--------------------------------------------------------------------------------

                 [PHOTO]

                                                        [PHOTO]

--------------------------------------------------------------------------------

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, and Merrill Lynch, Pierce, Fenner &
Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the
Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the
Statement from your sales representative.

                                       10

--------------------------------------------------------------------------------

                            [MAP OF 11 PENN PLAZA]

--------------------------------------------------------------------------------

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, and Merrill Lynch, Pierce, Fenner &
Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the
Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the
Statement from your sales representative.

                                       11

--------------------------------------------------------------------------------
                       MORTGAGE LOAN NO. 1 - 11 PENN PLAZA
--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

MORTGAGE LOAN SELLER:                  PMCF

LOAN PURPOSE:                          Refinance

ORIGINAL BALANCE: (1)                  $95,000,000

CUT-OFF DATE BALANCE: (1)              $94,668,822

FIRST PAYMENT DATE:                    01/01/2005

INTEREST RATE:                         5.20000%

AMORTIZATION TERM:                     360 months

ARD:                                   Yes

ANTICIPATED REPAYMENT DATE:            12/01/2011

MATURITY DATE:                         12/01/2034

EXPECTED BALANCE AT ARD: (1)           $84,603,463

SPONSOR:                               Vornado Realty L.P.

INTEREST CALCULATION:                  Actual/360

CALL PROTECTION:                       24-payment lockout from the date of
                                       securitization of the last pari-passu
                                       note, with U.S. Treasury defeasance for
                                       the payments thereafter until the payment
                                       date occurring three months prior to the
                                       Anticipated Repayment Date.

CUT-OFF DATE BALANCE PER SF: (1)       $212.94

UP-FRONT RESERVES:                     None

ONGOING RESERVES:                      RE Taxes:             Springing (2)
                                       Insurance:            Springing (2)

LOCKBOX:                               Hard

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SHADOW RATING:                         NAP

SINGLE ASSET/PORTFOLIO:                Single Asset

PROPERTY TYPE:                         Office

PROPERTY SUB-TYPE:                     Urban

LOCATION:                              New York, NY

YEAR BUILT/RENOVATED:                  1923 / 1982 and 1991

PERCENT LEASED (AS OF):                96.7% (11/01/2004)

NET RENTABLE AREA:                     1,029,554

THE COLLATERAL:                        A 23-story office building with ground
                                       floor retail within the New York City
                                       central business district.

OWNERSHIP INTEREST:                    Fee

                                                               LEASE
MAJOR TENANTS                          % NRA     RENT PSF    EXPIRATION
-------------                          -----     --------    ----------
Federated Department Stores            34.6%      $37.60     04/30/2015 (3)

Rainbow Media Holdings Inc. (4)        11.8%      $57.32     05/31/2017

EMC Corporation                         6.4%      $41.34     12/31/2008

PROPERTY MANAGEMENT:                   Vornado Office Management LLC

U/W NET CASH FLOW:                     $22,590,762

APPRAISED VALUE (AS OF):               $330,000,000 (12/01/2004)

CUT-OFF DATE LTV RATIO: (1)            66.4%

LTV RATIO AT ARD: (1)                  59.4%

U/W DSCR: (1)                          1.56x

--------------------------------------------------------------------------------

(1)  The $95,000,000 mortgage loan represents a 43.2% pari passu portion of a
     $220,000,000 first mortgage split into two pari passu notes. The other note is not included in the trust. All aggregate LTV, DSCR, debt service and loan PSF numbers in this table are based on the total $220,000,000 financing.

(2)  Borrower is required to deposit 1/12 of the amount of the annual real estate taxes and 1/12 of the annual insurance premiums into a reserve account monthly. In lieu of making monthly deposits, the borrower is permitted to deliver a letter of credit or to cause the sponsor to deliver a guaranty of such amounts (which guaranty option will be permitted for so long as the sponsor is rated BBB- or better by S&P). If, prior to the
     Anticipated Repayment Date, the sponsor is downgraded to below a BBB-
     credit rating by S&P, the borrower must either deposit cash into the reserve account or deliver a letter of credit in lieu of making a deposit.

(3)  Federated Department Stores has month-to-month free rent on 1,662 square feet of storage space.

(4)  Rainbow Media Holdings Inc. directly leases 121,900 square feet (11.8% of
     NRA) expiring in May 2017. Rainbow subleases an additional 37,404 square feet from Vornado Realty Trust through a sublease with Thomson Media Inc.
     for $16.11psf, expiring in February 2006.

THE 11 PENN PLAZA LOAN.

     THE LOAN. The largest loan (the "11 Penn Plaza Loan") is a $95,000,000 pari passu note that is part of a $220,000,000 first mortgage loan, secured by the borrower's fee simple interest in the property known as 11 Penn Plaza in New
York, New York.

     THE BORROWER. The borrower, Vornado Eleven Penn Plaza LLC, is a single purpose entity that owns no material assets other than the mortgaged property and related interests. The borrower's board of directors has two independent directors and a non-consolidation opinion was delivered at closing. The borrower is ultimately controlled by Vornado Realty Trust (rated BBB+/Baa2/BBB by S/M/F), a diversified equity REIT with a total market capitalization of approximately
$9.2 billion as of November 16, 2004. According to its website, Vornado Realty
Trust currently owns and/or manages approximately 87 million square feet of real estate. Vornado Realty Trust trades on the New York Stock Exchange under the symbol "VNO."

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, and Merrill Lynch, Pierce, Fenner &
Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the
Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the
Statement from your sales representative.

                                       12

     THE PROPERTY. 11 Penn Plaza is a 23-story office building with ground floor retail space containing approximately 1,029,554 rentable square feet. The property was constructed in 1923 and was renovated in 1982 and 1991. The property is located across the street from New York Penn Station and Madison
Square Garden, occupying the east side of 7th Avenue between 31st and 32nd
Streets. This location provides direct access to several major transportation systems including Amtrak, New Jersey Transit, Long Island Railroad and several
New York City subway lines. Additionally, this is a highly traveled area with heavy foot traffic providing additional draw to both its office and retail spaces.

     SIGNIFICANT TENANTS. Based on the rent roll provided by the borrower dated as of November 1, 2004, the property was approximately 96.7% leased.

     Federated Department Stores ("Federated") (rated BBB+/Baa1/BBB+ by S/M/F)
leases 356,696 sq.ft. (34.6% of the NRA) for $37.60psf expiring in April 2015.
Federated is a leading department store chain in the United States operating under such flagship names as Bloomingdale's and Macy's. Federated has a market capitalization of approximately $9.6 billion as of November 16, 2004. Federated operates 459 department stores in 34 states, Puerto Rico and Guam.

     Rainbow Media Holdings Inc. ("Rainbow") (rated BB/Ba2/NR by S/M/F) directly leases a total of 121,900 sq.ft. (11.8% of the NRA) for $57.32psf expiring in
May 2017. Additionally, Rainbow subleases approximately 37,404 sq.ft. from
Thomson Media Inc. (expiring in February 2006), occupying a total of approximately 159,304 sq.ft. (15.5% of the NRA). Rainbow creates and manages a variety of cable channels including AMC, Fuse, IFC, and Mag Rock. Rainbow Media
Holdings Inc. is a subsidiary of Cablevision Systems Corp.

     EMC Corporation ("EMC") (rated BBB/NR/NR by S/M/F) leases 65,806 sq.ft.
(6.4% of the NRA) for $41.34psf expiring in December 2008. EMC and its subsidiaries design, manufacture, market and support a range of hardware and software products and provide services for the storage, management, protection and sharing of electronic information.

===========================================================================================================
  LEASE EXPIRATION SCHEDULE (1)
-----------------------------------------------------------------------------------------------------------
        YEAR             # OF LEASES        TOTAL SF        % OF TOTAL      CUMULATIVE      CUMULATIVE %
                          EXPIRING          EXPIRING        SF EXPIRING      TOTAL SF      OF SF EXPIRING
-----------------------------------------------------------------------------------------------------------

                 MTM          13             32,468             3.2%            32,468            3.2%
                2004           4              6,212             0.6%            38,680            3.8%
                2005           8             24,138             2.3%            62,818            6.1%
                2006          19            101,909             9.9%           164,727           16.0%
                2007           5             11,281             1.1%           176,008           17.1%
                2008          11             80,631             7.8%           256,369           24.9%
                2009           4             95,980             9.3%           352,619           34.2%
                2010           8             83,863             8.1%           436,482           42.4%
                2011           1              4,387             0.4%           440,869           42.8%
                2012           2             55,276             5.4%           496,145           48.2%
                2013           1             16,068             1.6%           512,213           49.8%
          THEREAFTER          24            483,594            47.0%           995,807           96.7%
              VACANT         NAP             33,747             3.3%         1,029,554          100.0%
-----------------------------------------------------------------------------------------------------------
               TOTAL         100          1,029,554           100.0%         1,029,554          100.0%
===========================================================================================================

(1)  The above table represents the rollover at the subject property through year-end 2014 as of the November 1, 2004 rent roll. Years in which there are no lease expirations have been excluded.

     PROPERTY MANAGEMENT. Vornado Office Management LLC, an affiliate of the borrower.

     ADDITIONAL INDEBTEDNESS. Not Allowed.

     GROUND LEASE. None.

     RELEASE AND SUBSTITUTION OF PARCELS. Not Allowed.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, and Merrill Lynch, Pierce, Fenner &
Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the
Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the
Statement from your sales representative.

                                       13

                  MORTGAGE LOAN NO. 2 -- CAMPUS AT MARLBOROUGH

--------------------------------------------------------------------------------

                 [PHOTO]                                [PHOTO]

                                    [PHOTO]

--------------------------------------------------------------------------------

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, and Merrill Lynch, Pierce, Fenner &
Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the
Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the
Statement from your sales representative.

                                       14

--------------------------------------------------------------------------------

                         [MAP OF CAMPUS AT MARLBOROUGH]

--------------------------------------------------------------------------------

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, and Merrill Lynch, Pierce, Fenner &
Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the
Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the
Statement from your sales representative.

                                       15

--------------------------------------------------------------------------------
                  MORTGAGE LOAN NO. 2 -- CAMPUS AT MARLBOROUGH
--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER:           BSCMI

LOAN PURPOSE:                   Refinance

ORIGINAL BALANCE:               $64,000,000

CUT-OFF DATE BALANCE:           $64,000,000

FIRST PAYMENT DATE:             01/01/2005

INTEREST RATE:                  5.20750%

AMORTIZATION TERM:              Months 1-3: Interest Only
                                Months 4-120: 360 months

ARD:                            No

ANTICIPATED REPAYMENT DATE:     NAP

MATURITY DATE:                  12/01/2014

EXPECTED MATURITY BALANCE:      $53,457,055

SPONSOR:                        Berwind Property Group, Ltd.

INTEREST CALCULATION:           Actual/360

CALL PROTECTION:                24-payment lockout from date of origination,
                                subject to prepayment with a premium equal to
                                the greater of 1% and yield maintenance for the
                                following 94 payments and open to prepayment
                                without premium thereafter until loan maturity.

CUT-OFF DATE BALANCE PER SF:    $120.55

UP-FRONT RESERVES:              RE Taxes:     $97,274
                                Replacement:  $8,848
                                TI/LC: (1)    $37,500
                                Other: (2)    $5,305,040

ONGOING RESERVES:               RE Taxes:     $48,637 / month
                                Replacement:  $8,848 / month
                                TI/LC: (1)    $37,500 / month

LOCKBOX:                        Hard

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SHADOW RATING:                  NAP

SINGLE ASSET/PORTFOLIO:         Single Asset

PROPERTY TYPE:                  Office

PROPERTY SUB-TYPE:              Suburban

LOCATION:                       Marlborough, MA

YEAR BUILT/RENOVATED:           1999 / NAP

PERCENT LEASED (AS OF):         98.0% (02/18/2005)

NET RENTABLE AREA:              530,895

THE COLLATERAL:                 A Class A office complex located in Marlborough,
                                Massachusetts, a suburb of Boston.

OWNERSHIP INTEREST:             Fee

                                                          LEASE
MAJOR TENANTS                   % NRA      RENT PSF     EXPIRATION
-------------                   -----      --------     ----------
CYTYC                           40.7%       $16.63      12/31/2018
3COM                            37.9%       $21.14      11/30/2006
                                                      & 07/31/2010
Wellington Management Company   12.4%       $23.75      12/31/2013

PROPERTY MANAGEMENT:            LPC Commercial Services, Inc.

U/W NET CASH FLOW:              $6,721,618

APPRAISED VALUE (AS OF):        $88,600,000 (10/01/2004)

CUT-OFF DATE LTV RATIO:         72.2%

LTV RATIO AT MATURITY:          60.3%

U/W DSCR: (3)                   1.99x

--------------------------------------------------------------------------------

(1)  Capped at $1,350,000.

(2)  The $5,305,040 reserves consist of: 1) $5,000,000 tenant security deposit in the form of a Letter of Credit for the CYTYC tenant and 2) $305,040 for tenant improvement obligations that the borrower has to Wellington
     Management Company. At closing, borrower pledged to lender the Letter of
     Credit in the initial amount of $5,000,000 which is a tenant security deposit for the CYTYC lease. Lender acknowledged that pursuant to the lease with CYTYC, it is anticipated that the Letter of Credit will be reduced to
     $3,200,000 in February 2005, and further reduced to $500,000 in August 2006 subject to the terms of the CYTYC lease and in accordance to the phasing in of the rent for the tenant.

(3)  The DSCR is based on the interest only period. The DSCR would be 1.59x, based on the principal and interest payments commencing April 1, 2005
     (after the interest only period).

THE CAMPUS AT MARLBOROUGH LOAN.

     THE LOAN. The second largest loan (the "Campus at Marlborough Loan") is a
$64,000,000 first mortgage loan secured by the borrower's fee simple interest in a 4-building Class A office complex (condominium ownership structure) located in
Marlborough, a suburban office sub-market of Boston, Massachusetts.

     THE BORROWER. The borrower, Marlborough Campus Limited Partnership, owns no material assets other than the mortgaged property and related interests. The borrower is a single purpose entity whose managing member has one independent director. A non-consolidation opinion was delivered at closing. The sponsor,
Berwind Property Group, Ltd., is a privately held real estate firm based in
Philadelphia, PA that owns a real estate portfolio of over 30 million square feet.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, and Merrill Lynch, Pierce, Fenner &
Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the
Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the
Statement from your sales representative.

                                       16

     THE PROPERTY. Originally built in 1999 as the corporate headquarters for
3COM, Campus at Marlborough is a 530,895 sq.ft., Class A office complex in
Marlborough, Massachusetts. Since 2002, the borrower has invested approximately
$1,250,000 in capital improvements. CYTYC recently executed its lease at this property and intends to make this its new headquarters and invest over
$7,000,000 to remodel its own space. This Class A office complex has an amenity package that includes a gym, cafeteria, video conferencing, conference center and landscaped outdoor space. Marlborough is located approximately 30 miles from
Logan International Airport and approximately 25 miles from downtown Boston.

     SIGNIFICANT TENANTS. Based on the rent roll provided by the borrower dated as of February 18, 2005, the property was 98.0% leased by 4 tenants.

     CYTYC (Nasdaq: CYTC) leases 216,218 sq.ft. (40.7% of the NRA) under leases for $16.63psf expiring in December 2018 with two 5-year extension options. CYTYC is a medical device company that designs, develops, manufactures, and markets products primarily focused on women's health. CYTYC employs over 700 people and was recently ranked #5 on Forbes Magazine's 2004 list of the 200 Best Small
Companies (companies with sales ranging from $5 million to $750 million).

     3COM (Nasdaq: COMS) leases 200,996 sq.ft. (37.9% of the NRA) under leases for $21.14psf expiring in November 2006 (with two 3-year extension options) and
July 2010. 3COM was founded in 1979 and provides broad-based networking systems and services that connect people and organizations to information across both local area networks and wide area networks, including the Internet.

     Wellington Management Company leases 65,698 sq.ft. (12.4% of the NRA) under leases for $23.75psf expiring in December 2013 with two 5-year extension options. Founded in 1928, Wellington Management Company is an investment management firm with over $470 billion in assets under management.

===========================================================================================================
  LEASE EXPIRATION SCHEDULE (1)
-----------------------------------------------------------------------------------------------------------
        YEAR             # OF LEASES        TOTAL SF        % OF TOTAL      CUMULATIVE      CUMULATIVE %
                          EXPIRING          EXPIRING        SF EXPIRING      TOTAL SF      OF SF EXPIRING
-----------------------------------------------------------------------------------------------------------

                2006           1            168,315            31.7%           168,315          31.7%
                2010           4             70,052            13.2%           238,367          44.9%
                2013           4             65,698            12.4%           304,065          57.3%
          THEREAFTER           4            216,218            40.7%           520,283          98.0%
              VACANT         NAP             10,612             2.0%           530,895         100.0%
-----------------------------------------------------------------------------------------------------------
               TOTAL          13            530,895          100.0%            530,895         100.0%
===========================================================================================================

(1)  The above table represents the rollover at the property through year-end
     2014. Years in which there are no lease expirations have been excluded.

     PROPERTY MANAGEMENT. The property is managed by LPC Commercial Services,
Inc. LPC Commercial Services, Inc. is a subsidiary of Lincoln Property Company, a real estate firm that develops, owns and manages commercial and residential real estate in the United States and Europe.

     ADDITIONAL INDEBTEDNESS. Not Allowed.

     GROUND LEASE. None.

     RELEASE AND SUBSTITUTION OF PARCELS. Not Allowed.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, and Merrill Lynch, Pierce, Fenner &
Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the
Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the
Statement from your sales representative.

                                       17

                    MORTGAGE LOAN NO. 3 -- SHOPS AT BOCA PARK

--------------------------------------------------------------------------------

                 [PHOTO]                                [PHOTO]

                                    [PHOTO]

--------------------------------------------------------------------------------

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, and Merrill Lynch, Pierce, Fenner &
Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the
Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the
Statement from your sales representative.

                                       18

--------------------------------------------------------------------------------

                          [MAP OF SHOPS AT BOCA PARK]

--------------------------------------------------------------------------------

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, and Merrill Lynch, Pierce, Fenner &
Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the
Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the
Statement from your sales representative.

                                       19

--------------------------------------------------------------------------------
                    MORTGAGE LOAN NO. 3 -- SHOPS AT BOCA PARK
--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER:            WFB

LOAN PURPOSE:                    Refinance

ORIGINAL BALANCE:                $58,000,000

CUT-OFF DATE BALANCE:            $58,000,000

FIRST PAYMENT DATE:              02/01/2005

INTEREST RATE:                   5.250%

AMORTIZATION TERM:               Months 1-24: Interest Only
                                 Months 25-84: 360 months

ARD:                             No

ANTICIPATED REPAYMENT DATE:      NAP

MATURITY DATE:                   01/01/2012

EXPECTED MATURITY BALANCE:       $53,764,737

SPONSOR:                         Triple Five Nevada Development
                                 Corporation

INTEREST CALCULATION:            Actual/360

CALL PROTECTION:                 25 - payment lockout from the date of
                                 securitization, with U.S. Treasury defeasance
                                 thereafter. Prepayable without penalty after
                                 October 1, 2011.

CUT-OFF DATE BALANCE PER SF:     $209.03

UP-FRONT RESERVES:               Taxes:           $42,430
                                 Insurance:       $5,537
                                 Rental Income
                                 Achievement
                                 Holdback:        $1,000,000

ONGOING RESERVES:                Taxes:           $21,215 / month
                                 Insurance:       $5,537 / month
                                 TI/LC:           $28,581 / month
                                 Replacement:     $3,467 / month

LOCKBOX:                         Springing Hard

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    PROPERTY INFORMATION
--------------------------------------------------------------------------------
SHADOW RATING:                   NAP

SINGLE ASSET/PORTFOLIO:          Single Asset

PROPERTY TYPE:                   Retail

PROPERTY SUB-TYPE:               Anchored

LOCATION:                        Las Vegas, NV

YEAR BUILT/RENOVATED:            2003 / NAP

PERCENT LEASED:                  97.9% (02/01/2005)

NET RENTABLE AREA:               277,472

THE COLLATERAL:                  A 277,472 SF lifestyle center in Las Vegas,
                                 Nevada.

OWNERSHIP INTEREST:              Fee

                                                        LEASE
MAJOR TENANTS                    % NRA    RENT PSF    EXPIRATION
-------------                    -----    --------    ----------
Great Indoors                    50.2%      $3.23     03/31/2022
Linens n Things                  11.7%     $15.00     01/31/2013
Sunshine Flooring                 4.5%     $30.72     08/31/2012 &
                                                      05/31/2008

PROPERTY MANAGEMENT:             Triple Five Nevada Development Corporation

U/W NET CASH FLOW:               $4,823,539

APPRAISED VALUE (AS OF):         $73,000,000  (04/01/2005)

CUT-OFF DATE LTV RATIO:          79.5%

LTV RATIO AT MATURITY:           73.7%

U/W DSCR:                        1.56x(1)

--------------------------------------------------------------------------------

(1)  The DSCR is based on the interest only period. The DSCR would be 1.26x, based on the principal and interest payments commencing February 1, 2007
     (after the interest only period).

SHOPS AT BOCA PARK.

     THE LOAN. The third largest loan (the "Shops at Boca Park Loan") is a
$58,000,000 first mortgage secured by the borrower's fee simple interest in the property known as the Shops at Boca Park located in Las Vegas, Nevada.

     THE BORROWER. The borrower is Boca Fashion Village, LLC, a Nevada limited liability company, which is owned 1% by Boca Fashion Village, Inc. and 99% by
Triple Five Nevada Development Corporation. The borrower is a single purpose, bankruptcy-remote entity.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, and Merrill Lynch, Pierce, Fenner &
Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the
Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the
Statement from your sales representative.

                                       20

     THE PROPERTY. The Shops at Boca Park is a 277,472 sq.ft. anchored retail lifestyle center in Las Vegas, NV. The property was completed in 2003 and represents phase II of a three-phase project. The property is composed of three one-story buildings located in the community of Summerlin at the northeast corner of West Charleston Boulevard and South Rampart Boulevard. According to
the demographic profile in the appraisal, the 2003 average household income within a 3 mile radius area was estimated at $86,868; with 6.9% of the household incomes in excess of $500,000, and 26.1% having household incomes in excess of
$100,000.

     SIGNIFICANT TENANTS. Based on the rent roll provided by the borrower dated as of February 1, 2005, the property is 97.9% leased.

     Great Indoors, a wholly owned subsidiary of Sears, Roebuck and Co.
(BBB/Baa2 by S/M) leases 139,320 sq.ft. of space (50.2% of the NRA) under a lease for $3.23psf expiring March 31, 2022. The Great Indoors specializes in home decoration and remodeling.

     Linens N Things leases 32,500 sq.ft. of space (11.7% of the NRA) under a lease for $15.00psf expiring January, 31, 2013. Linens N Things specializes in broad assortment of home textiles, housewares, and home accessories, carrying both national brands and private label goods.

     Sunshine Flooring leases 12,425 sq.ft. of space (4.5% of the NRA) under two leases for a weighted average rent of $30.72psf expiring on August 31, 2012 and
May 31, 2008.

===========================================================================================================
  LEASE EXPIRATION SCHEDULE (1)
-----------------------------------------------------------------------------------------------------------
        YEAR             # OF LEASES        TOTAL SF        % OF TOTAL      CUMULATIVE      CUMULATIVE %
                          EXPIRING          EXPIRING        SF EXPIRING      TOTAL SF      OF SF EXPIRING
-----------------------------------------------------------------------------------------------------------

                2007           1              6,050            2.18%             6,050           2.18%
                2008          14             37,104           13.37%            43,154          15.55%
                2009           7             13,782            4.97%            56,936          20.52%
                2010           4             15,421            5.56%            72,357          26.08%
                2012           2             10,187            3.67%            82,544          29.75%
                2013           2             39,880           14.37%           122,424          44.12%
          THEREAFTER           2            149,170           53.76%           271,594          97.88%
              VACANT         NAP              5,878            2.12%           277,472         100.00%
-----------------------------------------------------------------------------------------------------------
               TOTAL          32            277,472          100.00%           277,472         100.00%
===========================================================================================================

(1)  The above table represents the rollover at the subject property through year-end 2013. Years in which there are no lease expirations have been excluded.

     PROPERTY MANAGEMENT. The property is managed by Triple Five Nevada
Development Corporation, an affiliate of the borrower.

     ADDITIONAL INDEBTEDNESS. Not Allowed.

     GROUND LEASE. None.

     RELEASE OF PARCELS. None.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, and Merrill Lynch, Pierce, Fenner &
Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the
Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the
Statement from your sales representative.

                                       21

                    MORTGAGE LOAN NO. 4 -- MARQUIS APARTMENTS

--------------------------------------------------------------------------------

                                    [PHOTO]

                                    [PHOTO]

--------------------------------------------------------------------------------

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, and Merrill Lynch, Pierce, Fenner &
Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the
Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the
Statement from your sales representative.

                                       22

--------------------------------------------------------------------------------

                         [MAP OF MARQUIS APARTMENTS]

--------------------------------------------------------------------------------

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, and Merrill Lynch, Pierce, Fenner &
Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the
Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the
Statement from your sales representative.

                                       23

--------------------------------------------------------------------------------
                    MORTGAGE LOAN NO. 4 -- MARQUIS APARTMENTS
--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

MORTGAGE LOAN SELLER:                  BSCMI

LOAN PURPOSE:                          Refinance

ORIGINAL BALANCE: (1)                  $45,000,000

CUT-OFF DATE BALANCE: (1)              $45,000,000

FIRST PAYMENT DATE:                    03/01/2005

INTEREST RATE:                         5.30300%

AMORTIZATION TERM:                     Months 1-36: Interest Only
                                       Months 37-120: 360 months

ARD:                                   No

ANTICIPATED REPAYMENT DATE:            NAP

MATURITY DATE:                         02/01/2015

EXPECTED MATURITY BALANCE: (1)         $40,160,555

SPONSOR:                               Jeffrey Cohen

INTEREST CALCULATION:                  Actual/360

CALL PROTECTION:                       Lockout to the earlier of three years
                                       after January 31, 2005 or 24 months after
                                       the securitization of the Non-Pooled
                                       Note, with U.S. Treasury defeasance for
                                       the following payments and open to
                                       prepayment without premium at maturity.

CUT-OFF DATE BALANCE PER UNIT: (1)     $78,003

UP-FRONT RESERVES:                     RE Taxes:       $172,502
                                       Replacement:    $13,354
                                       Environmental:  $93,750

ONGOING RESERVES:                      RE Taxes:       $52,839 / month
                                       Replacement:    $13,354 / month

LOCKBOX:                               None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SHADOW RATING:                         NAP

SINGLE ASSET/PORTFOLIO:                Single Asset

PROPERTY TYPE:                         Multifamily

PROPERTY SUB-TYPE:                     Mid-rise

LOCATION:                              King of Prussia, PA

YEAR BUILT/RENOVATED:                  1965-1969 / 1990-2004

PERCENT LEASED (AS OF):                92.51% (01/31/2005)

UNITS:                                 641

THE COLLATERAL:                        A 641-unit apartment building located in
                                       King of Prussia, Pennsylvania.

OWNERSHIP INTEREST:                    Fee

PROPERTY MANAGEMENT:                   Metropolitan Properties, Inc.

U/W NET CASH FLOW:                     $4,075,405

APPRAISED VALUE (AS OF):               $63,000,000 (11/15/2004)

CUT-OFF DATE LTV RATIO: (1)            79.4%

LTV RATIO AT MATURITY: (1)             70.8%

U/W DSCR: (1) (2)                      1.52x

--------------------------------------------------------------------------------

(1)  The $45,000,000 mortgage loan represents a 90.0% pari passu portion of a
     $50,000,000 first mortgage loan (the "First Mortgage") split into 2 notes which will initially be pari passu. The non-pooled loan may at any time become subordinate to the pooled mortgage loan in the sole discretion of the holder of the non-pooled loan. All aggregate LTV, DSCR and loan per unit numbers in this table are based on the total $50,000,000 First
     Mortgage.

(2)  The DSCR is based on the interest only period. The DSCR would be 1.22x, based on the principal and interest payments commencing March 1, 2008
     (after the interest only period).

THE MARQUIS APARTMENTS LOAN.

     THE LOAN. The fourth largest loan (the "Marquis Apartments Loan") is a
$45,000,000 first mortgage loan secured by the borrower's fee simple interest in the Marquis Apartments located in King of Prussia, Pennsylvania.

     THE BORROWER. The borrower, Marquis Associates Limited Partnership, is a single purpose entity that owns no material assets other than the mortgaged property and related interests. The borrower's managing general partner has an independent director, and a non-consolidation opinion was delivered at closing.
The sponsor, Jeffrey Cohen, is the founder and CEO of Metropolitan Properties of
America, a real estate firm that currently owns and manages over 6 million square feet of residential and commercial property throughout the United States.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, and Merrill Lynch, Pierce, Fenner &
Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the
Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the
Statement from your sales representative.

                                       24

     THE PROPERTY. The Marquis Apartments is a 641-unit mid-rise apartment complex located approximately 15 miles northwest of Center City Philadelphia on
US 202, next to the Pennsylvania Turnpike and within walking distance of the 2.9 million square foot King of Prussia Mall. The improvements are comprised of one
8-story building, three 9-story buildings and one 12-story building, with 3,082 square feet of commercial space. The property offers a full range of amenities including a gated entrance, an outdoor Olympic-sized pool, an indoor heated pool, full-service fitness center, on-site restaurant and an indoor parking garage. The unit mix consists of 58 studio units, 264 one-bedroom units, 280 two-bedroom units, and 39 three-bedroom units. According to Reis, Inc., the 2004
4th quarter vacancy for the upper/lower Merion submarket, where the Marquis
Apartments is located, is 4.1% and the average asking rent is $1,035/month.

              UNIT TYPE             COUNT        AVERAGE ASKING
                                                 RENT ($/MONTH)
        ---------------------- ---------------- ------------------
                      Studio          58                767
                 One Bedroom         264                935
                 Two Bedroom         280              1,123
               Three Bedroom          39              1,419
        ---------------------- ---------------- ------------------
          TOTAL/WTD. AVERAGE         641              1,031

     PROPERTY MANAGEMENT. Metropolitan Properties, Inc., an affiliate of the borrower.

     ADDITIONAL INDEBTEDNESS. The pledge by the limited partners of the related borrower or by the sole shareholder of the general partners of the related borrower of their interests in the borrower or the general partners of borrower, as the case may be, to Citizens Bank of Massachusetts as collateral for certain lines of credit used by Metropolitan Properties of America, Inc. and its affiliates is permitted. As of the origination date of the Marquis Apartments loan, the limited partners of the related borrower and the sole shareholder of one of the general partners of the related borrower had pledged their ownership interests in the borrower and their ownership interest in the general partner of the borrower and other entities owned by them to secure a line of credit with a maximum outstanding principal balance of approximately $4,000,000 with Citizens
Bank of Massachusetts. No intercreditor agreement was required in connection with this pledge.

     GROUND LEASE. None.

     RELEASE OF PARCELS. Not Allowed.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, and Merrill Lynch, Pierce, Fenner &
Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the
Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the
Statement from your sales representative.

                                       25

                     MORTGAGE LOAN NO. 5 -- PLAZA LA CIENEGA

--------------------------------------------------------------------------------

                 [PHOTO]                                [PHOTO]

                                     [PHOTO]

--------------------------------------------------------------------------------

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, and Merrill Lynch, Pierce, Fenner &
Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the
Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the
Statement from your sales representative.

                                       26

--------------------------------------------------------------------------------

                        [MAP OF PLAZA LA CIENEGA]

--------------------------------------------------------------------------------

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, and Merrill Lynch, Pierce, Fenner &
Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the
Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the
Statement from your sales representative.

                                       27

--------------------------------------------------------------------------------
                     MORTGAGE LOAN NO. 5 -- PLAZA LA CIENEGA
--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER:              BSCMI

LOAN PURPOSE:                      Refinance

ORIGINAL BALANCE: (1)              $43,000,000

CUT-OFF DATE BALANCE: (1)          $43,000,000

FIRST PAYMENT DATE:                02/01/2005

INTEREST RATE:                     5.19340%

AMORTIZATION TERM:                 Months 1-36: Interest Only
                                   Months 37-120: 336 months

ARD:                               No

ANTICIPATED REPAYMENT DATE:        NAP

MATURITY DATE:                     01/01/2015

EXPECTED MATURITY BALANCE:         $37,579,689

SPONSOR:                           Rubin Pachulski Properties

INTEREST CALCULATION:              Actual/360

CALL PROTECTION:                   Lockout to the earlier of four years after
                                   the first payment date or 24 months after the
                                   securitization of the B-Note, with U.S.
                                   Treasury defeasance for the following
                                   payments and open to prepayment without
                                   premium at maturity.

CUT-OFF DATE BALANCE PER SF:       $140.54

UP-FRONT RESERVES:                 RE Taxes:       $130,875
                                   Replacement:    $3,839
                                   TI / LC:        $10,417
                                   Deferred
                                   Maintenance:    $46,906
                                   Other: (2)      $15,200,000

ONGOING RESERVES:                  RE Taxes:       $32,719 / month
                                   Replacement:    $3,839 / month
                                   TI / LC:        $10,417 / month

LOCKBOX:                           Hard

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SHADOW RATING:                     NAP

SINGLE ASSET/PORTFOLIO:            Single Asset

PROPERTY TYPE:                     Retail

PROPERTY SUB-TYPE:                 Anchored

LOCATION:                          Los Angeles, CA

YEAR BUILT/RENOVATED:              1970 / 2002

PERCENT LEASED (AS OF):            97.8% (01/28/2005)

NET RENTABLE AREA:                 305,961

THE COLLATERAL:                    A community shopping center located in Los
                                   Angeles, California.

OWNERSHIP INTEREST:                Leasehold

                                                            LEASE
MAJOR TENANTS                      % NRA     RENT PSF     EXPIRATION
-------------                      -----     --------     ----------
LA Fitness                         21.2%      $13.71      01/31/2023
Toys R Us                          20.3%       $7.46      11/29/2010
Circuit City                        8.9%      $10.36      08/31/2007

PROPERTY MANAGEMENT:               Rubin Pachulski Properties 36, LLC

U/W NET CASH FLOW:                 $3,706,547

APPRAISED VALUE (AS OF):           $59,200,000 (11/01/2004)

CUT-OFF DATE LTV RATIO: (3)        72.6%

LTV RATIO AT MATURITY: (3)         63.5%

U/W DSCR: (4)                      1.64x

--------------------------------------------------------------------------------

(1)  The $43,000,000 mortgage loan represents an A-Note portion ("A-Note") of a
     $50,000,000 first mortgage ("First Mortgage") which is split into an A-Note and a B-Note. The $7,000,000 B-Note portion ("B-Note") is not included in the trust. Upon satisfaction of certain conditions described in "Additional
     Indebtedness" below, the B-Note will become pari passu with the A-Note. All aggregate LTV, DSCR, debt service and loan PSF numbers in this table are based on the $43,000,000 A-Note financing.

(2)  There is a $7,000,000 letter of credit which is used as additional collateral solely for the $7,000,000 B-Note. See "Additional Indebtedness"
     below for the terms of the release. There is a $7,600,000 reserve to be used for the defeasance of the $6,200,000 fee mortgage on the property which may occur no sooner than June 1, 2006 as described under "Additional
     Indebtedness" below. There is a $550,000 debt service interest reserve and a $50,000 one-month ground rent reserve in the form of a $600,000 letter of credit.

(3)  The Cut-off Date LTV Ratio based on the First Mortgage is 84.5%. The LTV
     Ratio at Maturity based on the First Mortgage is 73.8%.

(4)  The DSCR is based solely on the A-Note portion and during the interest only period. The DSCR solely on the A-Note portion would be 1.27x, based on the principal and interest payments commencing February 1, 2008 (after the interest only period). The DSCR based on the First Mortgage during the interest only period is 1.41x. The DSCR based on the First Mortgage would be 1.09x, based on the principal and interest payments commencing February
     1, 2008 (after the interest only period).

     THE PLAZA LA CIENEGA LOAN.

     THE LOAN. The fifth largest loan (the "Plaza La Cienega Loan") is a
$43,000,000 first mortgage loan secured by the borrower's leasehold interest in an anchored community shopping center on a 14.93-acre site located in Los
Angeles, California.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, and Merrill Lynch, Pierce, Fenner &
Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the
Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the
Statement from your sales representative.

                                       28

     THE BORROWER. The borrower, La Cienega-Sawyer, Ltd., owns no material assets other than the mortgaged property and related interests. The borrower is a single purpose entity whose managing member has two independent directors. A non-consolidation opinion was delivered at closing. The sponsor, Rubin Pachulski
Properties ("RPP"), was founded in 1992 by A. Stuart Rubin, Richard Pachulski,
Nathan Rubin and Isaac Pachulski. Their current portfolio is comprised of more than 15 properties including several limited service hotel, retail, office, apartment, and parking facilities valued at over $300 million. BSCMI has made prior loans to borrowers with RPP as the sponsor.

     THE PROPERTY. Plaza La Cienega is a 305,961 sq.ft. community shopping center in Los Angeles, CA. The property is located approximately nine miles west of the Los Angeles central business district in the West Los Angeles submarket.
The property was completed in 1970 and was significantly renovated in 2002.
Within a 3-mile and 5-mile radius of the property, the 2003 population was
335,046 and 980,898, respectively, and the average household income was $70,630 and $64,952, respectively.

     SIGNIFICANT TENANTS. Based on the rent roll provided by the borrower dated as of January 28, 2005, the property was 97.8% leased by approximately 40 tenants. Approximately 21% of the net rentable area is leased to investment-grade rated tenants.

     LA Fitness leases 65,000 sq.ft. (21.2% of the NRA) under a lease for
$13.71psf expiring in January 2023. LA Fitness is a national chain of fitness/sports clubs that has over 115 locations in eleven states throughout the
United States.

     Toys R Us leases 61,965 sq.ft. (20.3% of the NRA) under a lease for
$7.46psf expiring in November 2010. Toys R Us, Inc. is a specialty retailer of toys, baby products and children's apparel. As of January 31, 2004, the company operated 1,501 stores worldwide. Toys R Us' 2003 annual revenue and net income were $11.6 billion and $88 million, respectively. Toys R Us reported 2003 sales of $189psf and a 2003 occupancy cost of 6.5% at the mortgaged property.

     Circuit City leases 27,232 sq.ft. (8.9% of the NRA) under a lease for
$10.36psf expiring in August 2007 with two 5-year extension options. Circuit
City is a national retailer of brand-name consumer electronics, personal computers (PCs) and entertainment software. As of November 30, 2004, the company operated 627 stores throughout the United States. Circuit City's 2003 annual revenue was $9.7 billion.

===========================================================================================================
  LEASE EXPIRATION SCHEDULE (1)
-----------------------------------------------------------------------------------------------------------
        YEAR             # OF LEASES        TOTAL SF        % OF TOTAL      CUMULATIVE      CUMULATIVE %
                          EXPIRING          EXPIRING        SF EXPIRING      TOTAL SF      OF SF EXPIRING
-----------------------------------------------------------------------------------------------------------

                 MTM           5              4,785             1.6%             4,785           1.6%
                2005           3              3,200             1.0%             7,985           2.6%
                2006           9             29,912             9.8%            37,897          12.4%
                2007           7             41,560            13.6%            79,457          26.0%
                2009           6             12,718             4.2%            92,175          30.1%
                2010           5             90,023            29.4%           182,198          59.5%
                2011           4             28,011             9.2%           210,209          68.7%
                2013           1             14,510             4.7%           224,719          73.4%
                2014           1              2,315             0.8%           227,034          74.2%
                2015           1              2,378             0.8%           229,412          75.0%
          THEREAFTER           2             69,727            22.8%           299,139          97.8%
              VACANT         NAP              6,822             2.2%           305,961         100.0%
-----------------------------------------------------------------------------------------------------------
               TOTAL          44            305,961           100.0%           305,961         100.0%
===========================================================================================================

(1)  The above table represents the rollover at the property through year-end
     2015. Years in which there are no lease expirations have been excluded.

     PROPERTY MANAGEMENT. Rubin Pachulski Properties 36, LLC, an affiliate of the borrower.

     ADDITIONAL INDEBTEDNESS. There is a $7,000,000 subordinate B-Note secured by the mortgaged property and additionally secured by a letter of credit in the amount of $7,000,000. Upon request of borrower made not later than 23 months from closing the loan, lender is required to release all or a portion of the letter of credit subject to satisfaction of the following conditions: (1) no event of default under the loan documents has occurred; (2) the loan to value ratio of the First Mortgage must not exceed 79.9% at the time of the release of the letter of credit based upon a reappraisal of the mortgaged property and the debt service coverage ratio of the First Mortgage, as determined by lender, must not be less than 1.25x; and (3) if the mortgage on the fee interests of the mortgaged property is still outstanding, the letter of credit may not be reduced by more than $3,000,000. After the letter of credit has been released in its entirety, the B-Note will become pari passu with, and no longer subordinate to, the Plaza La Cienega Loan. On the date that is 24 months from the origination of the Plaza La Cienega Loan, all amounts remaining outstanding under the letter of credit will be applied to prepay the B-Note. Any remaining indebtedness under the B-Note will at that time become pari passu with the A-Note.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, and Merrill Lynch, Pierce, Fenner &
Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the
Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the
Statement from your sales representative.

                                       29

     Additionally, the fee interest of the Plaza La Cienega Loan secures an outstanding mortgage loan of approximately $6,200,000 as of the date of origination of the Plaza La Cienega Loan. The fee interest is owned by an affiliate of the borrower. The borrower under the ground lease has been paying a ground rent equal to the principal and interest payments due under the fee mortgage instead of the contracted ground lease rent. The contracted ground lease rent is estimated to be approximately $600,000 annually. At origination of the Plaza La Cienega Loan, the lender took a reserve in the amount of
$7,600,000, which is the estimated cost of defeasing the fee mortgage. The borrower may release the $7,600,000 letter of credit by defeasing the fee mortgage at the expiration of the lockout period under the fee mortgage which is
June 1, 2006. At that time, the borrower is required to either (1) spread the lien of the mortgage to cover the fee interest and extinguish the ground lease or (2) modify the ground lease rent payments to $1 annually and fully subordinate the ground lease and spread the lien of the mortgage to cover the fee interest.

     GROUND LEASE. The borrower owns a leasehold interest in the property pursuant to a ground lease with an affiliate of the borrower. The ground lease expires on March 31, 2041 with one 29-year extension option exercisable by the lessee.

     RELEASE OF PARCELS. Not Allowed.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, and Merrill Lynch, Pierce, Fenner &
Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the
Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the
Statement from your sales representative.

                                       30

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, and Merrill Lynch, Pierce, Fenner &
Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the
Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the
Statement from your sales representative.

                                       31

                      MORTGAGE LOAN NO. 6 -- QUINTARD MALL

--------------------------------------------------------------------------------

                 [PHOTO]                                [PHOTO]

                                    [PHOTO]

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This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, and Merrill Lynch, Pierce, Fenner &
Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the
Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the
Statement from your sales representative.

                                       32

--------------------------------------------------------------------------------

                         [MAP OF QUINTARD MALL]

--------------------------------------------------------------------------------

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, and Merrill Lynch, Pierce, Fenner &
Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the
Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the
Statement from your sales representative.

                                       33

--------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 6 -- QUINTARD MALL
--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER:              Nationwide Life Insurance Company

LOAN PURPOSE:                      Refinance

ORIGINAL BALANCE:                  $37,000,000

CUT-OFF DATE BALANCE:              $36,909,127

FIRST PAYMENT DATE:                02/01/2005

INTEREST RATE:                     5.220%

AMORTIZATION TERM:                 360 months

ARD:                               No

ANTICIPATED REPAYMENT DATE:        NAP

MATURITY DATE:                     01/01/2015

EXPECTED MATURITY BALANCE:         $30,695,477

SPONSORS:                          Samuel P. Grimmer, Susan L. Grimmer, Rose J.
                                   Grimmer, Estate of James B. Grimmer

INTEREST CALCULATION:              Actual/360

CALL PROTECTION:                   The earlier of two years after the "startup
                                   day" of a REMIC or four years after the date
                                   of the first monthly payment due under the
                                   note, with U.S. Treasury defeasance for the
                                   payments thereafter until the payment date
                                   occurring three months from maturity date.

CUT-OFF DATE BALANCE PER SF:       $98.30

UP-FRONT RESERVES:                 RE Taxes:        $37,869
                                   Insurance:       $35,766

ONGOING RESERVES:                  RE Taxes:        $18,934 / month
                                   Insurance:       $11,922 / month
                                   Replacement: (1)  $ 6,095 / month

                                   TI/LC: (2)       Springing

LOCKBOX:                           NAP
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SHADOW RATING:                     NAP

SINGLE ASSET/PORTFOLIO:            Single Asset

PROPERTY TYPE:                     Retail

PROPERTY SUB-TYPE:                 Anchored

LOCATION:                          Oxford, AL

YEAR BUILT/RENOVATED:              1969 / 1985, 1996, 2000

PERCENT LEASED (AS OF):            92.0% (12/23/2004)

NET RENTABLE AREA:                 375,486

THE COLLATERAL:                    A 375,486-square foot regional mall located
                                   in Oxford, Alabama.

OWNERSHIP INTEREST:                Fee

                                                         LEASE
MAJOR TENANTS                     % NRA     RENT PSF   EXPIRATION
-------------                     -----     --------   ----------
JC Penney (3)                     31.8%       $1.15    08/31/2009
AmStar Theaters                   12.9%      $12.50    12/30/2020
Martin's                           4.4%       $4.08     8/31/2005

PROPERTY MANAGEMENT:              Grimmer Realty Co., Inc.

U/W NET CASH FLOW:                $3,857,358

APPRAISED VALUE (AS OF):          $50,000,000 (11/01/2004)

CUT-OFF DATE LTV RATIO:           73.8%

LTV RATIO AT MATURITY:            61.4%

U/W DSCR:                         1.58x

--------------------------------------------------------------------------------

(1)  Replacement Reserve is capped at $146,270.88.

(2)  If at any time during the term of the loan, tenant occupancy falls below
     85%, the borrower must deposit $21,000 per month into a TI/LC reserve. If at any time the amount of funds in the TI/LC reserve equal or exceeds
     $250,000, borrower shall be excused from making further deposits.

(3)  JC Penney has three five-year options at their current base rent.

QUINTARD MALL LOAN.

     THE LOAN. The sixth largest loan (the "Quintard Mall Loan") is a
$37,000,000 first mortgage loan secured by the borrower's fee simple interest in a regional mall on a 35.20-acre site located in Oxford, Alabama.

     THE BORROWER. The borrower is Quintard Mall, Ltd., an Alabama limited liability partnership, which consists of sponsors including Samuel P. Grimmer,
Susan L. Grimmer, Rose J. Grimmer and Estate of James B. Grimmer. Grimmer Realty
Co., Inc. was the original developer of Quintard Mall and has owned the property since 1983. Quintard Mall, Ltd., owns no material assets other than Quintard
Mall and related interests. The borrower is a single purpose entity and has 1 independent director. A non-consolidation opinion was delivered at closing.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, and Merrill Lynch, Pierce, Fenner &
Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the
Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the
Statement from your sales representative.

                                       34

     THE PROPERTY. Quintard Mall is a 375,486-square foot regional mall located in Oxford, Alabama. The property was originally developed in 1969 and underwent renovations and expansions in 1985, 1996, and 2000. Quintard Mall is located on the northeast corner of U.S. Highway 78 and Quintard Drive (U.S. Highway 431),
approximately 59 miles east of Birmingham and 90 miles west of Atlanta. The subject property serves a 50 mile radius and draws from a population of over
800,000 individuals. The closest competing retail center is located 55 miles west of the subject property in Birmingham, Alabama.

     SIGNIFICANT TENANTS. Based on the rent roll provided by the borrower dated as of December 23, 2004, the property was 92.0% leased by approximately 68 tenants.

     JC Penney leases 119,260 sq. ft. (31.8% of the NRA) under a lease for $1.15 psf expiring in August 2009, with three 5-year extension options at their current base rent. JC Penney is one of America's largest department stores, catalog and e-commerce retailers, offering fashion and basic apparel, accessories and home furnishings. JC Penny reported 2002, 2003, and 2004 sales of $170/SF, $178/SF, and $197/SF, respectively, and 2003 and 2004 occupancy cost of 1.3% and 1.2%, respectively, at the subject property.

     AmStar Theaters leases 48,303 sq. ft. (12.9% of the NRA) under a lease for
$12.50 psf expiring in December 2020, with four 5-year extension options. AmStar
Theaters is operated by AmStar Entertainment, LLC, which was organized in 1998.
AmStar Entertainment, LLC operates five theaters in Alabama, Florida, Georgia,
South Carolina and North Carolina. AmStar reported 2002, 2003, and 2004 sales per screen of $268,187, $281,693, and $296,613, respectively, and 2003 and 2004 occupancy cost of 17.9% and 17.0%, respectively, at the subject property.

===========================================================================================================
  LEASE EXPIRATION SCHEDULE (1)
-----------------------------------------------------------------------------------------------------------
YEAR                   # OF LEASES       TOTAL SF        %  OF TOTAL   CUMULATIVE         CUMULATIVE %
                       EXPIRING          EXPIRING        SF EXPIRING    TOTAL SF         OF SF EXPIRING
-----------------------------------------------------------------------------------------------------------

MTM                           4             6,547             1.7%         6,547               1.7%
2005                          4            29,377             7.8%        35.924               9.6%
2006                          6             8,373             2.2%        44,297              11.8%
2007                          5             4,661             1.2%        48,958              13.0%
2008                          6            20,442             5.4%        69,400              18.5%
2009                          3           127,832            34.0%       197,232              52.5%
2010                         13            39,007            10.4%       236,239              62.9%
2011                         17            38,933            10.4%       275,172              73.3%
2012                          3            11,498             3.1%       286,670              76.3%
2013                          1             3,515             0.9%       290,185              77.3%
2014                          2             3,807             1.0%       293,992              78.3%
THEREAFTER                    2            51,543            13.7%       345,535              92.0%
VACANT                      NAP            29,951             8.0%       375,486             100.0%
-----------------------------------------------------------------------------------------------------------
TOTAL                        66           375,486          100.0%        375,486             100.0%
===========================================================================================================

(1)  The above table represents the rollover at the property through year-end
     2014. Years in which there are no lease expirations have been excluded.

     PROPERTY MANAGEMENT. The property is managed by Grimmer Realty Co., Inc., an affiliate of the borrower.

     ADDITIONAL INDEBTEDNESS. The borrower is permitted to obtain secured secondary financing, provided that the combined debt service coverage ratio is equal to or greater than 1.35x and the aggregate loan to value ratio does not exceed 75.0% in addition to other conditions and provisions set forth in the loan documents. The proceeds from the secondary debt will be used with respect to the Hardee's Restaurant outparcel, to allow the borrower to convert the existing use from a Hardee's Restaurant to a drugstore or a use that would be acceptable to a prudent institutional lender and still in accordance with the general use of the subject property.

     GROUND LEASE. None.

     RELEASE AND SUBSTITUTION OF PARCELS. Not allowed.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, and Merrill Lynch, Pierce, Fenner &
Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the
Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the
Statement from your sales representative.

                                       35

                  MORTGAGE LOAN NO. 7 -- GARDEN STATE PAVILION

--------------------------------------------------------------------------------

                                    [PHOTO]

                                    [PHOTO]

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This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, and Merrill Lynch, Pierce, Fenner &
Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the
Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the
Statement from your sales representative.

                                       36

--------------------------------------------------------------------------------

                       [MAP OF GARDEN STATE PAVILION]

--------------------------------------------------------------------------------

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, and Merrill Lynch, Pierce, Fenner &
Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the
Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the
Statement from your sales representative.

                                       37

--------------------------------------------------------------------------------
                  MORTGAGE LOAN NO. 7 -- GARDEN STATE PAVILION
--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER:              BSCMI

LOAN PURPOSE:                      Acquisition

ORIGINAL BALANCE: (1)              $28,000,000

CUT-OFF DATE BALANCE: (1)          $28,000,000

FIRST PAYMENT DATE:                01/01/2005

INTEREST RATE:                     5.08600%

AMORTIZATION TERM:                 Months 1-35: Interest Only
                                   Months 36-119: 336 months

ARD:                               No

ANTICIPATED REPAYMENT DATE:        NAP

MATURITY DATE:                     11/01/2014

EXPECTED MATURITY BALANCE:         $24,412,520

SPONSORS:                          Rubin Pachulski Properties

INTEREST CALCULATION:              Actual/360

CALL PROTECTION:                   Lockout to the earlier of four years after
                                   the first payment date or 24 months after the
                                   securitization of the B-Note, with U.S.
                                   Treasury defeasance for the following
                                   payments and open to prepayment without
                                   premium at maturity.

CUT-OFF DATE BALANCE PER SF:       $108.80

UP-FRONT RESERVES:                 Replacement:   $2,145
                                   TI / LC:       $8,333
                                   Other: (2)     $6,400,000

ONGOING RESERVES:                  RE Taxes:      $60,610 / month
                                   Replacement:   $2,145 / month
                                   TI / LC:       $8,333 / month

LOCKBOX:                           Hard

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SHADOW RATING:                     NAP

SINGLE ASSET/PORTFOLIO:            Single Asset

PROPERTY TYPE:                     Retail

PROPERTY SUB-TYPE:                 Anchored

LOCATION:                          Cherry Hill, NJ

YEAR BUILT/RENOVATED:              1999 / NAP

PERCENT LEASED (AS OF):            82.6% (09/01/2004)

NET RENTABLE AREA:                 257,353

THE COLLATERAL:                    A grocery anchored retail shopping center in
                                   Cherry Hill, New Jersey.

OWNERSHIP INTEREST:                Fee

                                                           LEASE
MAJOR TENANTS                      % NRA    RENT PSF     EXPIRATION
-------------                      -----    --------     ----------
Shop Rite                          27.9%     $13.00      01/31/2024
Ross Stores                        11.7%     $13.50      01/15/2015
Old Navy                            9.8%     $12.25      04/30/2007

PROPERTY MANAGEMENT:               Rubin Pachulski Properties 36, LLC

U/W NET CASH FLOW:                 $2,385,851

APPRAISED VALUE (AS OF):           $36,800,000 (09/07/2004)

CUT-OFF DATE LTV RATIO: (3)        76.1%

LTV RATIO AT MATURITY: (3)         66.3%

U/W DSCR: (4)                      1.65x

--------------------------------------------------------------------------------

(1)  The $28,000,000 mortgage loan represents an A-Note portion ("A-Note") of a
     $33,000,000 first mortgage ("First Mortgage") which is split into an A-Note and a B-Note. The $5,000,000 B-Note portion ("B-Note") is not included in the trust. Upon satisfaction of certain conditions described in "Additional
     Indebtedness" below, the B-Note will become pari passu with the A-Note. All aggregate LTV, DSCR, debt service and loan PSF numbers in this table are based on the $28,000,000 A-Note financing.

(2)  There is a $5,000,000 letter of credit which is used as additional collateral solely for the $5,000,000 B-Note. See "Additional Indebtedness"
     below for the terms of the release. There is a $1,400,000 reserve to be held until Old Navy begins paying full rent.

(3)  The Cut-off Date LTV Ratio based on the First Mortgage is 89.7%. The LTV
     Ratio at Maturity based on the First Mortgage is 78.2%.

(4)  The DSCR is based solely on the A-Note portion and during the interest only period. The DSCR solely on the A-Note portion would be 1.27x, based on the principal and interest payments commencing December 1, 2007 (after the interest only period). The DSCR based on the First Mortgage during the interest only period is 1.40x. The DSCR based on the First Mortgage would be 1.08x, based on the principal and interest payments commencing December
     1, 2007 (after the interest only period).

THE GARDEN STATE PAVILION LOAN.

     THE LOAN. The seventh largest loan (the "Garden State Pavilion Loan") is a
$28,000,000 first mortgage loan that is secured by the borrower's fee simple interest in the property known as Garden State Pavilion in Cherry Hill, New
Jersey.

     THE BORROWERS. The borrowers, Cherry Hill Properties 1, LLC, Cherry Hill
Properties 2, LLC and Cherry Hill Properties 3, LLC, are each a single purpose entity that owns no material assets other than its interest in the mortgaged property and related interests. A non-consolidation opinion was delivered at closing. The sponsor, Rubin Pachulski Properties ("RPP"), was founded in 1992 by
A. Stuart Rubin, Richard Pachulski, Nathan Rubin and Isaac Pachulski. Their
current portfolio is comprised of more than 15 properties including several limited service hotel, retail, office, apartment, and parking facilities valued at over $300 million. BSCMI has made prior loans to borrowers with RPP as the sponsor.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, and Merrill Lynch, Pierce, Fenner &
Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the
Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the
Statement from your sales representative.

                                       38

     THE PROPERTY. Garden State Pavilion is a 257,353 sq.ft. anchored retail shopping center in Cherry Hill, NJ. The property is located adjacent to the town's commuter rail station near the Cherry Hill Mall on Route 70, west of the
I-295. According to the appraisal, within a 3-mile and 5-mile radius of the property, the 2004 population was 151,443 and 311,234, respectively, and the average household income was $66,240 and $63,922, respectively.

     SIGNIFICANT TENANTS. Based on the rent roll provided by the borrower dated as of September 1, 2004, the property was 82.6% leased by 14 tenants.
Approximately 31% of the net rentable area is leased to investment-grade rated tenants including Ross Stores (BBB/NR/NR by S/M/F), Old Navy (BBB-/Ba1/BBB- by
S/M/F) and Staples (BBB-/Baa2/BBB by S/M/F). The center is shadow anchored by a
132,031 sq.ft. Home Depot (AA/Aa3/AA by S/M/F) and has several other nationally recognized tenants. Home Depot is not part of the collateral. Average sales for the tenants that reported sales for 2004 were $444psf with an occupancy cost of
4.1%.

     Shop Rite leases 71,676 sq.ft. (27.9% of the NRA) under a lease for
$13.00psf expiring in January 2024 with five 5-year extension options. Shop Rite is owned by Wakefern Food Corporation, a supermarket cooperative and wholesaler in the United States. Shop Rite is one of the largest employers in New Jersey and has over 190 stores throughout New Jersey, New York, Pennsylvania,
Connecticut and Delaware. The borrower reported Shop Rite 2004 sales of $612psf and a 2004 occupancy cost of 2.9% at the mortgaged property.

     Ross Stores (Nasdaq: ROST, rated BBB/NR/NR by S/M/F) leases 30,076 sq.ft.
(11.7% of the NRA) under a lease for $13.50psf expiring in January 2015 with four 5-year extension options. Ross Stores began in 1982 with six stores in the
San Francisco Bay Area. At the end of fiscal 2003, there were 568 Ross `Dress
For Less' Stores in 25 states. The average new store features approximately
30,000 gross square feet in a self-service format. Ross Stores reported that net sales for year 2003 were $3.9 billion, an increase of 11.0% over 2002 sales of
$3.5 billion. Ross Stores reported that net income for year 2003 was $228.1 million, an increase of 13.4% over 2002 net income of $201.2 million.

     Old Navy leases 25,287 sq.ft. (9.8% of the NRA) under a lease for $12.25psf expiring in April 2007 with one 3-year and two 5-year extension options. Old
Navy is a subsidiary of The Gap, Inc. (NYSE: GPS; BBB-/Ba1/BBB- by S/M/F). Old
Navy is a national clothing store with approximately 887 stores throughout the
United States and Canada as of October 31, 2004. As of January 31, 2004, The
Gap, Inc. reported sales of $15.9 billion and net income of $1.0 billion. Old
Navy reported 2004 sales of $248psf and a 2004 occupancy cost of 7.0% at the mortgaged property.

===========================================================================================================
  LEASE EXPIRATION SCHEDULE (1)
-----------------------------------------------------------------------------------------------------------
        YEAR             # OF LEASES        TOTAL SF        % OF TOTAL      CUMULATIVE      CUMULATIVE %
                          EXPIRING          EXPIRING        SF EXPIRING      TOTAL SF      OF SF EXPIRING
-----------------------------------------------------------------------------------------------------------

                2007           4             44,698            17.4%            44,698          17.4%
                2009           2              3,500             1.4%            48,198          18.7%
                2010           1              8,750             3.4%            56,948          22.1%
                2013           3             39,266            15.3%            96,214          37.4%
                2015           1             30,076            11.7%           126,290          49.1%
          THEREAFTER           3             82,276            33.5%           212,566          82.6%
              VACANT         NAP             44,787            17.4%           257,353         100.0%
-----------------------------------------------------------------------------------------------------------
               TOTAL          14            257,353           100.0%           257,353         100.0%
===========================================================================================================

(1)  The above table represents the rollover at the property through year-end
     2015. Years in which there are no lease expirations have been excluded.

     PROPERTY MANAGEMENT. Rubin Pachulski Properties 36, LLC, an affiliate of the borrower.

     ADDITIONAL INDEBTEDNESS. There is a $5,000,000 subordinate B-Note secured by the mortgaged property and additionally secured by a letter of credit in the amount of $5,000,000. Upon request of borrower made not later than 23 months from closing the loan, lender is required to release all or a portion of the letter of credit subject to satisfaction of the following conditions: (1) no event of default under the loan documents shall have occurred; and (2) the loan to value ratio of the First Mortgage must not exceed 80% at the time of the release of the letter of credit based upon a reappraisal of the mortgaged property and the debt service coverage ratio of the First Mortgage, as determined by lender, must not be less than 1.30x. After the letter of credit has been released in its entirety, the B-Note will become pari passu with, and no longer subordinate to, the Garden State Pavilion Loan. On the date that is 24 months from the origination of the Garden State Pavilion Loan, all amounts remaining outstanding under the letter of credit will be applied to prepay the B
Note. Any remaining indebtedness under the B Note will at that time become pari passu with the A Note.

     GROUND LEASE. None.

     RELEASE OF PARCELS. Not Allowed.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, and Merrill Lynch, Pierce, Fenner &
Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the
Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the
Statement from your sales representative.

                                       39

                    MORTGAGE LOAN NO. 8 -- PLAZA ON RICHMOND

--------------------------------------------------------------------------------

                [PHOTO]                                [PHOTO]

                                     [PHOTO]

--------------------------------------------------------------------------------

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, and Merrill Lynch, Pierce, Fenner &
Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the
Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the
Statement from your sales representative.

                                       40

--------------------------------------------------------------------------------

                         [MAP OF PLAZA ON RICHMOND]

--------------------------------------------------------------------------------

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, and Merrill Lynch, Pierce, Fenner &
Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the
Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the
Statement from your sales representative.

                                       41

--------------------------------------------------------------------------------
                    MORTGAGE LOAN NO. 8 -- PLAZA ON RICHMOND
--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER:              BSCMI

LOAN PURPOSE:                      Refinance

ORIGINAL BALANCE:                  $28,000,000

CUT-OFF DATE BALANCE:              $28,000,000

FIRST PAYMENT DATE:                04/01/2005

INTEREST RATE:                     5.43800%

AMORTIZATION TERM:                 360 months

ARD:                               No

ANTICIPATED REPAYMENT DATE:        NAP

MATURITY DATE:                     03/01/2015

EXPECTED MATURITY BALANCE:         $23,405,117

SPONSORS:                          Anwar Barbouti and Haidar Barbouti

INTEREST CALCULATION:              Actual/360

CALL PROTECTION:                   24-payment lockout from date of
                                   securitization, with U.S. Treasury defeasance
                                   or subject to prepayment with a premium equal
                                   to the greater of 1% and yield maintenance
                                   for the following 95 payments, and open to
                                   prepayment without premium thereafter until
                                   the maturity date.

CUT-OFF DATE BALANCE PER SF:       $147.65

UP-FRONT RESERVES:                 RE Taxes:         $113,088
                                   Insurance:        $44,943
                                   Replacement:      $2,370
                                   TI/LC             $6,250
                                   Deferred
                                   Maintenance: (1)  $1,187,630
                                   Other: (2)        $2,528,263

ONGOING RESERVES:                  RE Taxes:         $56,544 / month
                                   Insurance:        $7,490 / month
                                   Replacement: (3)  $2,370 / month
                                   TI / LC: (4)      $6,250 / month

LOCKBOX:                           Hard

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SHADOW RATING:                     NAP

SINGLE ASSET/PORTFOLIO:            Single Asset

PROPERTY TYPE:                     Retail

PROPERTY SUB-TYPE:                 Anchored

LOCATION:                          Houston, TX

YEAR BUILT/RENOVATED:              1960 / 1990 & 2004-2005

PERCENT LEASED (AS OF):            84.1% (01/28/2005)

NET RENTABLE AREA:                 189,635

THE COLLATERAL:                    An anchored retail center located in Houston,
                                   Texas.

OWNERSHIP INTEREST:                Fee

                                                           LEASE
MAJOR TENANTS                      % NRA     RENT PSF    EXPIRATION
-------------                      -----     --------    ----------
TJ Maxx                            15.4%       $9.00     01/31/2008
24 Hour Fitness, Inc.              14.2%      $25.00     04/30/2009
Office Depot                        9.3%      $16.23     02/28/2014

PROPERTY MANAGEMENT:               Fairfax Management, Inc.

U/W NET CASH FLOW:                 $2,691,222

APPRAISED VALUE (AS OF):           $39,500,000 (12/09/2004)

CUT-OFF DATE LTV                   70.9%

RATIO:

LTV RATIO AT MATURITY:             59.3%

U/W DSCR:                          1.42x

--------------------------------------------------------------------------------

(1)  Deferred maintenance consists of 110% of the contractual construction costs for the renovation of 20,852 sq.ft. at the property.

(2)  Other escrow consists of a $1,653,479 initial tenant holdback which is two years of rent and reimbursements for three tenants who have signed leases but have not taken occupancy and a $874,785 TI/LC / free rent holdback for four tenants (including the three tenants mentioned above) to cover contractual free rent and unpaid tenant improvements and leasing commissions.

(3)  Capped at $100,000.

(4)  Capped at $300,000.

THE PLAZA ON RICHMOND LOAN.

     THE LOAN. The eighth largest loan (the "Plaza on Richmond Loan") is a
$28,000,000 first mortgage loan secured by the borrower's fee simple interest in an anchored retail center located in Houston, Texas.

     THE BORROWER. The borrower, POR LP, is a single-purpose entity that owns no material assets other than the mortgaged property and related interests. The borrower's managing member has one independent director. A non-consolidation opinion was delivered at closing. The property was acquired by the sponsors in
1990 and they have spent approximately $7.3 million in capital improvements at the property.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, and Merrill Lynch, Pierce, Fenner &
Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the
Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the
Statement from your sales representative.

                                       42

     THE PROPERTY. The Plaza on Richmond is a recently renovated, 189,635 square foot anchored retail community shopping center located in Houston, Texas. The property was constructed in 1960 and renovated in 1990 and 2004-2005. The property is located in a densely populated infill location less than one mile south of The Galleria and approximately 7 miles west of the Houston CBD.
According to the appraisal, within a 3-mile and 5-mile radius of the property, the 2003 population was 185,243 and 450,676, respectively, and the average household income was $95,341 and $85,973, respectively. According to Reis, Inc., the 4th quarter of 2004 vacancy rate for the Westwood/Bellaire submarket was
9.1% and average asking rents were $21.12psf.

     SIGNIFICANT TENANTS. Based on the rent roll provided by the borrower dated as of January 28, 2005, the property was approximately 84.1% leased to approximately 18 tenants. Included in the property vacancy is approximately
20,852 sq.ft. of second story space that is currently being renovated.
Approximately 28% of the net rentable area and approximately 20% of the gross potential rent is from leases to investment grade rated tenants.

     TJ Maxx leases 29,273 sq.ft. of space (15.4% of the total NRA) under a lease expiring in January 2008 with one 5-year extension option. TJ Maxx, an affiliate of TJX Companies, Inc. (NYSE: TJX; rated A/A3/NR by S/M/F), was founded in 1976 and is an off-price retailer of apparel and home fashions in the
United States, operating 745 stores in 47 states at the end of 2003. TJ Maxx reported 2003 sales of $343psf and a 2003 occupancy cost of 5.3% at the mortgaged property.

     24 Hour Fitness, Inc. leases 26,929 sq.ft. of space (14.2% of the total
NRA) under a lease expiring in April 2009 with one 5-year extension option. 24
Hour Fitness, Inc. is a privately owned and operated fitness center chain offering fitness around the world with clubs in the US, Asia and Europe. While it began as a one-club operation in 1983, the company now has more than 2.7 million members and over 300 clubs.

     Office Depot (NYSE: ODP, rated BBB-/Baa3/NR by S/M/F), leases 17,566 sq.ft.
(9.3% of total NRA) under a lease expiring in February 2014 with two 5-year extension options. Office Depot sells a variety of office supplies, computer hardware, computer software, and some office services. Founded in 1986 and headquartered in Delray Beach, Florida, the company conducts business in 23 countries and employs nearly 50,000 people worldwide. Office Depot had 2003 sales of approximately $12.4 billion and net income of approximately $276 million.

===========================================================================================================
  LEASE EXPIRATION SCHEDULE (1)
-----------------------------------------------------------------------------------------------------------
        YEAR             # OF LEASES        TOTAL SF        % OF TOTAL      CUMULATIVE      CUMULATIVE %
                          EXPIRING          EXPIRING        SF EXPIRING      TOTAL SF      OF SF EXPIRING
-----------------------------------------------------------------------------------------------------------

                2007          4               19,382            10.2%          19,382           10.2%
                2008          2               32,446            17.1%          51,828           27.3%
                2009          2               32,509            17.1%          84,337           44.5%
                2010          4               12,411             6.5%          96,748           51.0%
                2011          1                3,000             1.6%          99,748           52.6%
                2014          2               21,050            11.1%         120,798           63.7%
                2015          3               38,703            20.4%         159,501           84.1%
              VACANT         NAP              30,134            15.9%         189,635          100.0%
-----------------------------------------------------------------------------------------------------------
               TOTAL         18              189,635           100.0%         189,635          100.0%
===========================================================================================================

(1)  The above table represents the rollover at the subject property through year-end 2015. Years in which there are no lease expirations have been excluded.

     PROPERTY MANAGEMENT. Fairfax Management, Inc., an affiliate of the borrower.

     ADDITIONAL INDEBTEDNESS. Not Allowed.

     GROUND LEASE. None.

     RELEASE OF PARCELS. Not Allowed.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, and Merrill Lynch, Pierce, Fenner &
Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the
Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the
Statement from your sales representative.

                                       43

                     MORTGAGE LOAN NO. 9 -- 405 PARK AVENUE

--------------------------------------------------------------------------------

                                    [PHOTO]

--------------------------------------------------------------------------------

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, and Merrill Lynch, Pierce, Fenner &
Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the
Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the
Statement from your sales representative.

                                       44

--------------------------------------------------------------------------------

                            [MAP OF 405 PARK AVENUE]

--------------------------------------------------------------------------------

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, and Merrill Lynch, Pierce, Fenner &
Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the
Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the
Statement from your sales representative.

                                       45

--------------------------------------------------------------------------------
                     MORTGAGE LOAN NO. 9 -- 405 PARK AVENUE
--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER:              PMCF

LOAN PURPOSE:                      Refinance

ORIGINAL BALANCE:                  $25,000,000

CUT-OFF DATE BALANCE:              $25,000,000

FIRST PAYMENT DATE:                01/01/2005

INTEREST RATE:                     5.03000%

AMORTIZATION TERM:                 Interest Only

ARD:                               No

ANTICIPATED REPAYMENT DATE:        NAP

MATURITY DATE:                     12/01/2014

EXPECTED MATURITY BALANCE:         $25,000,000

SPONSORS:                          Ahmed Baker, Ben Saleh Trust,
                                   Joumana Trust II

INTEREST CALCULATION:              Actual/360

CALL PROTECTION:                   25-payment lockout from date of
                                   securitization, with U.S. Treasury defeasance
                                   for the following 88 payments, and open to
                                   prepayment without premium thereafter until
                                   the maturity date.

CUT-OFF DATE BALANCE PER SF:       $159.63

UP-FRONT RESERVES:                 NAP

ONGOING RESERVES:                  NAP

LOCKBOX:                           NAP
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SHADOW RATING (F/M): (1)           A / A2

SINGLE ASSET/PORTFOLIO:            Single Asset

PROPERTY TYPE:                     Office

PROPERTY SUB-TYPE:                 Urban

LOCATION:                          New York, NY

YEAR BUILT/RENOVATED:              1957 / 1996

PERCENT LEASED (AS OF):            87.5% (12/01/2004)

NET RENTABLE AREA:                 156,614

THE COLLATERAL:                    A Class A office building with ground floor
                                   retail located in New York, New York.

OWNERSHIP INTEREST:                Fee

                                                         LEASE
MAJOR TENANTS                      % NRA   RENT PSF   EXPIRATION
-------------                      -----   --------   ----------
Allied Irish Banks, P.L.C.         37.1%    $43.52    12/31/2010
The Wicks Group of Companies        5.9%    $45.00    05/31/2012
Rubin, Bailin, Ortoli,              5.4%    $44.57    06/30/2007
Mayer & Baker LLP

PROPERTY MANAGEMENT:               Colliers ABR, Inc.

U/W NET CASH FLOW:                 $3,398,300

APPRAISED VALUE (AS OF):           $58,000,000 (10/18/2004)

CUT-OFF DATE LTV RATIO:            43.1%

LTV RATIO AT MATURITY:             43.1%

U/W DSCR:                          2.67x

--------------------------------------------------------------------------------

(1)  Fitch, Inc. and Moody's Investors Service, Inc. have confirmed that the 405
     Park Avenue loan has, in the context of its inclusion in the trust, credit characteristics consistent with that of an obligation rated "A" / "A2" by
     Fitch, Inc. and Moody's Investors Service, Inc., respectively.

THE 405 PARK AVENUE LOAN.

     THE LOAN. The ninth largest loan (the "405 Park Avenue Loan") is a
$25,000,000 first mortgage loan secured by the borrower's fee simple interest in a Class A multi-tenant office building located in New York, New York.

     THE BORROWER. The borrower, Donerail Corporation, N.V., is a Netherlands
Antilles corporation that currently owns no material assets other than the mortgaged property and related interests. The borrower is not a single-purpose entity and is permitted to own other assets. The borrower is owned by Ahmed
Baker, Ben Saleh Trust and Joumana Trust II. Mr. Baker and Mr. Saleh equally own, through various ownership entities, two other office buildings in the
United States totaling approximately 575,000 sq.ft. The Joumana Trust II holds the stock of Mr. Josef Baker (deceased). Abdulla Saleh and Ahmed Baker act as trust protectors under this trust and have full authority to direct the trustee.

     THE PROPERTY. 405 Park Avenue is a 16-story Class A office building with ground floor retail space containing a total of 156,614 rentable sq.ft. The property was constructed in 1957 and was renovated in 1996. The improvements are located in Midtown Manhattan at the corner of Park Avenue and East 54th Street.
This location is proximate to several New York City subway lines.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, and Merrill Lynch, Pierce, Fenner &
Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the
Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the
Statement from your sales representative.

                                       46

     SIGNIFICANT TENANTS. Based on the rent roll provided by the borrower dated as of December 1, 2004, the property is 87.5% leased.

     Allied Irish Banks P.L.C. ("AIB") (rated A/Aa3/AA- by S/M/F) leases 58,084
sq.ft. of space (37.1% of the total NRA) under a lease for $43.52psf expiring
December 31, 2010, with two five-year extension options. AIB offers lending, investment banking, securities brokerage, asset management and treasury services. It operates principally in Ireland, Britain, Poland and the USA, and employs more than 24,000 individuals worldwide in more than 800 offices.

     The Wicks Group of Companies leases 9,163 sq.ft. of space (5.9% of the total NRA) under a lease for $45.00psf expiring May 31, 2012. The Wicks Group of
Companies, founded in 1989, is a private equity firm that seeks to acquire and develop companies in selected segments of the communications, information and media industries.

     Rubin, Bailin, Ortoli, Mayer & Baker LLP leases 8,395 sq.ft. of space (5.4%
of the total NRA) under a lease for $44.57psf expiring June 30, 2007. The tenant is a law firm that practices corporate and commercial law, including mergers and acquisitions, corporate strategic planning, media and entertainment, real estate, and tax law. The space leased in the subject property is the sole office of the firm.

===========================================================================================================
  LEASE EXPIRATION SCHEDULE (1)
-----------------------------------------------------------------------------------------------------------
        YEAR             # OF LEASES        TOTAL SF        % OF TOTAL      CUMULATIVE      CUMULATIVE %
                          EXPIRING          EXPIRING        SF EXPIRING      TOTAL SF      OF SF EXPIRING
-----------------------------------------------------------------------------------------------------------

                 MTM           0                  0             0.0%                 0            0.0%
                2004           1              2,290             1.5%             2,290            1.5%
                2005           6              7,591             4.9%             9,881            6.3%
                2006           3              7,355             4.7%            17,236           11.0%
                2007           6             15,052             9.6%            32,288           20.6%
                2008           2              8,267             5.3%            40,555           25.9%
                2009           1              1,270             0.8%            41,825           26.7%
                2010           6             61,317            39.2%           103,142           65.9%
                2011           1              6,111             3.9%           109,253           69.8%
                2012           2              9,163             5.9%           118,416           75.6%
                2013           1              8,300             5.3%           126,716           80.9%
                2014           3             10,049             6.4%           136,765           87.3%
          THEREAFTER           1                336             0.2%           137,101           87.5%
              VACANT         NAP             19,513            12.5%           156,614          100.0%
-----------------------------------------------------------------------------------------------------------
               TOTAL          33            156,614           100.0%           156,614          100.0%
===========================================================================================================

(1)  The above table represents the rollover at the subject property through year-end 2014, as of the December 1, 2004 rent roll.

     PROPERTY MANAGEMENT. The property is managed by Colliers ABR, Inc.

     ADDITIONAL INDEBTEDNESS. Not Allowed.

     GROUND LEASE. None.

     RELEASE AND SUBSTITUTION OF PARCELS. Not Allowed.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, and Merrill Lynch, Pierce, Fenner &
Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the
Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the
Statement from your sales representative.

                                       47

                MORTGAGE LOAN NO. 10 - REPUBLIC WINDOWS AND DOORS

--------------------------------------------------------------------------------

                                    [PHOTO]

                                    [PHOTO]

--------------------------------------------------------------------------------

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, and Merrill Lynch, Pierce, Fenner &
Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the
Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the
Statement from your sales representative.

                                       48

--------------------------------------------------------------------------------

                    [MAP OF REPUBLIC WINDOWS AND DOORS]

--------------------------------------------------------------------------------

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, and Merrill Lynch, Pierce, Fenner &
Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the
Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the
Statement from your sales representative.

                                       49

--------------------------------------------------------------------------------
                MORTGAGE LOAN NO. 10 - REPUBLIC WINDOWS AND DOORS
--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER:              PMCF

LOAN PURPOSE:                      Refinance

ORIGINAL BALANCE:                  $23,000,000

CUT-OFF DATE BALANCE:              $22,923,042

FIRST PAYMENT DATE:                01/01/2005

INTEREST RATE:                     5.42000%

AMORTIZATION TERM:                 360 months

ARD:                               Yes

ANTICIPATED REPAYMENT DATE:        12/01/2011

MATURITY DATE:                     12/01/2034

EXPECTED BALANCE AT ARD:           $20,576,692

SPONSORS:                          Ronald Spielman and Richard Gillman

INTEREST CALCULATION:              Actual/360

CALL PROTECTION:                   25-payment lockout from date of
                                   securitization, with U.S. Treasury defeasance
                                   for the following 52 payments, and open to
                                   prepayment without premium thereafter until
                                   the maturity date.

CUT-OFF DATE BALANCE PER SF:       $65.79

UP-FRONT RESERVES:                 RE Taxes:        $338,000
                                   Insurance:       $273,000
                                   Other: (1)       $2,553,272

ONGOING RESERVES:                  RE Taxes:        $84,500 / month
                                   Insurance:       $24,750 / month
                                   Replacement:     $6,170 / month

LOCKBOX:                           Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SHADOW RATING:                     NAP

SINGLE ASSET/PORTFOLIO:            Single Asset

PROPERTY TYPE:                     Industrial

PROPERTY SUB-TYPE:                 Warehouse

LOCATION:                          Chicago, IL

YEAR BUILT/RENOVATED:              1998

PERCENT LEASED (AS OF):            100% (09/02/2004)

NET RENTABLE AREA:                 348,411

THE COLLATERAL:                    A one- and three-story Class A, owner
                                   occupied industrial building located in
                                   Chicago, Illinois.

OWNERSHIP INTEREST:                Fee

                                                            LEASE
MAJOR TENANTS                      % NRA     RENT PSF      EXPIRATION
-------------                      -----     --------      ----------
Republic Windows & Doors, LLC      100%       $9.04         10/31/2019

PROPERTY MANAGEMENT:               Owner-Managed

U/W NET CASH FLOW:                 $2,323,615

APPRAISED VALUE (AS OF):           $31,000,000 (09/28/2004)

CUT-OFF DATE LTV RATIO:            73.9%

LTV RATIO AT ARD:                  66.4%

U/W DSCR:                          1.50x

--------------------------------------------------------------------------------

(1)  The borrower deposited $2,553,272.44 into a reserve account to be held as additional security for the debt until conditions set forth in the mortgage have been satisfied. $1,000,000 of this reserve will be released when an existing credit facility in favor of the parent is renewed for at least 12 months or is replaced with a comparable credit facility. The remaining
     $1,553,272 will be released when a specified financial test is satisfied.

THE REPUBLIC WINDOWS AND DOORS LOAN.

     THE LOAN. The tenth largest loan (the "Republic Windows and Doors Loan") is a $23,000,000 first mortgage loan secured by the borrower's fee simple interest in a Class A industrial building with office located in Chicago, Illinois.

     THE BORROWER. The borrower, RWD Properties, LLC, is a single purpose entity that owns no material assets other than the mortgaged property and related interests. A non-consolidation opinion was delivered at closing. The subject site was purchased by Republic Windows and Doors in 1996 and was developed for its own use. Ronald Spielman and Richard Gillman, as President and Vice
President, respectively, each has over 30 years' experience in developing and/or operating Republic Windows and Doors facilities.

     THE PROPERTY. Republic Windows and Doors is a single-story industrial building with an attached 3-story office component containing a total of 348,411 rentable sq.ft. The property was constructed in 1998 and serves as the headquarters of the owner-user, Republic Windows and Doors. The building contains 261,389 sq.ft. (75%) of industrial space that is used for fabrication, warehousing and distribution, and 87,022 sq.ft. (25%) of office space.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, and Merrill Lynch, Pierce, Fenner &
Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the
Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the
Statement from your sales representative.

                                       50

     SIGNIFICANT TENANT. Based on the rent roll provided by the borrower dated as of September 2, 2004, the property was 100% leased.

     Republic Windows & Doors, LLC leases 348,411 sq.ft. of space (100% of the
NRA) under a lease for $9.04psf expiring October 31, 2019. The tenant manufactures custom-crafted vinyl windows for new construction homebuilders, home improvement dealers and direct commercial accounts throughout the United
States. The company was founded in 1965 and the property serves as its headquarters.

===========================================================================================================
  LEASE EXPIRATION SCHEDULE
-----------------------------------------------------------------------------------------------------------
        YEAR             # OF LEASES        TOTAL SF        % OF TOTAL      CUMULATIVE      CUMULATIVE %
                          EXPIRING          EXPIRING        SF EXPIRING      TOTAL SF      OF SF EXPIRING
-----------------------------------------------------------------------------------------------------------

                2019           1            348,411           100.0%           348,311         100.0%
              VACANT         NAP                  0             0.0%                 0         100.0%
-----------------------------------------------------------------------------------------------------------
               TOTAL           1            348,411           100.0%           348,411         100.0%
===========================================================================================================

     PROPERTY MANAGEMENT. Owner managed.

     ADDITIONAL INDEBTEDNESS. Not Allowed.

     GROUND LEASE. None.

     RELEASE AND SUBSTITUTION OF PARCELS. Not Allowed.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, and Merrill Lynch, Pierce, Fenner &
Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the
Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the
Statement from your sales representative.

                                       51

                      STATEMENT REGARDING ASSUMPTIONS AS TO
               SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The
Information is provided solely by Bear, Stearns & Co. Inc., Morgan Stanley & Co.
Incorporated and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the
"Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness.
Should you receive Information that refers to the "Statement Regarding
Assumptions and Other Information", please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information.
Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes.
Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (econometric prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions
(historically observed or implied current) and reported information (paydown factors, rate resets and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce.
Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the
Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested at assumptions different from those included in the
Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.
Any investment decision should be based only on the data in the prospectus and prospectus supplement ("Offering Documents") and the then current version of the
Information. The Offering Documents contain data that is current as of their publication date and after publication may no longer be complete or current.
Contact your registered representative for the Offering Documents, current
Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the information.

Any pricing estimates an Underwriter has supplied at your request (a) represent its view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value such Underwriter assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that the Underwriters believe are reliable, but the Underwriters do not guarantee the accuracy of the underlying data or computations based thereon. The
Underwriters and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. Each Underwriter acts as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. An Underwriter shall not be a fiduciary or advisor unless it has agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the
Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from your registered representative.